MARSHALL FUNDS
Dear Shareholder:

I am pleased to report on a very successful fiscal year for the Marshall Funds. Our achievements position us to be more effective in our product and service offerings in the years to come. Here are some highlights:

  . As of September 30, 1996, the Marshall Short-Term Income Fund achieved a five-star overall rating from Morningstar among 948 funds in the fixed income category./1/
  . The Marshall Equity Income Fund ranked 4th among 143 equity income funds as reported by The Wall Street Journal's Interactive Edition. This information was based on a trailing 12-month return for the period ended September 12, 1996, as compiled by Lipper Analytical Services, Inc./2/ It also was the featured fund in the August Issue of Mutual Fund Buyer's Guide.
  . Lipper Analytical Services, Inc. also ranked the Marshall Mid-Cap Stock
    Fund 28th among 140 mid-cap stock funds based on total return for the one-year period ended September 30, 1996./2/
  . The new Marshall Small-Cap Stock Fund produced a cumulative total return of 83.31% from November 1, 1995 (inception date of common trust fund) to September 30, 1996./3/

In achieving these results, we were committed to maintaining our investment discipline with each of our Funds. When you buy a Marshall Fund, you know that the Fund is managed consistent with its name. For example, we carefully review any holding of the Marshall Mid-Cap Stock Fund whose market capitalization exceeds the mid-cap range. A security will be sold if it is no longer consistent with the Fund's objectives. We believe this "truth-in-labeling" approach is essential to maintaining your confidence in the investment discipline followed by our Funds and services.
In addition to our efforts to produce competitive investment performance, we also want to make the Marshall Funds as accessible and convenient for you to use as possible. To follow are some of our efforts:

  . You can now reach our shareholder servicing group 24 HOURS A DAY, 7 DAYS
    A WEEK.
  . The Marshall Funds are now available through a growing list of no-transaction-fee programs, including Fidelity's Funds Network, Jack White & Company and Pershing.
  . You can visit our new internet site at http://www.marshallfunds.com and look for more enhancements to our web site over the coming months.
  . The Marshall Funds Family continues to be no-load./4/

If we can serve you better in any way, please call us at 1-800-236-FUND. Thank you again for investing in the Marshall Funds.

Very truly yours,
LOGO
James F. Duca, II
President
October 15, 1996
------
/1Morningstar/proprietary ratings reflect historical risk-adjusted performance.
  They are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the Funds' 3-, 5- and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects Fund performance below 90-day Treasury bill returns. The 1-year rating is calculated using the same methodology, but is not a component of the overall rating. The Fund received 5 stars for the three-year period and was rated among 948 fixed income funds. For the 1-year period, the Fund received 4 stars and was rated among 1,506 funds. Ten percent of funds in a rating universe receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.
/2Lipper/rankings are based on total return and do not reflect sales charges.
  Past performance does not guarantee future results.
/3The/Marshall Small-Cap Stock Fund is the successor to a collective trust fund. The quoted performance data is for the collective trust fund for periods before the Fund's registration statement became effective on August 30, 1996, as adjusted to reflect the Fund's anticipated expenses. The collective trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the collective trust fund had been registered under the 1940 Act, the performance may have been adversely affected. You may call 1-800-236-FUND to receive a copy of the Small-Cap Fund's prospectus. Please read it carefully before investing or sending money. Small-cap funds may experience a higher degree of volatility than others. This record was established over a short period of time and is not indicative of how the Fund will perform during periods of less favorable market performance.
/4Marshall/Money Market Fund--Class B shares are subject to 12b-1 fees which reduce the amount of income paid to shareholders.

SHARES OF THE MARSHALL FUNDS, INC. ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY M&I BANKS OR ANY OTHER M&I AFFILIATES. MARSHALL FUNDS ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTING IN MUTUAL FUNDS INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


MANAGEMENT DISCUSSION & ANALYSIS

EQUITY INCOME FUND
The Marshall Equity Income Fund (the "Fund") seeks capital growth and current income through investments in common stocks. The Fund pursues these objectives by employing a disciplined approach of investing in a broadly diversified portfolio of common stocks with above-average dividend yields. The portfolio is structured to pursue a yield at least 100 basis points (1%) more than the Standard & Poor's 500 Index ("S&P 500").* On August 31, 1996, the average yield of the investments held in the Fund was 3.89%, and the SEC 30-day yield (total income less fees and expenses) was 2.80%**, while the S&P 500 was yielding 2.25%.
    The Fund continued its excellent performance during its fiscal year ended August 31, 1996. Over this time period (9/01/95-8/31/96), the Fund provided a total return of 21.20%** versus 18.73% for the S&P 500. The Fund was ranked 4th among 143 equity income funds as reported by The Wall Street Journal's Interactive Edition. This information was based on a trailing 12-month return for the period ended September 12, 1996, as compiled by Lipper Analytical Services, Inc. In addition, the Fund was featured as the fund of the month by Mutual Fund Buyer's Guide in their August edition.
    Since February 1996, equity prices have remained within a volatile and choppy trading range. This has been greatly influenced by investor concerns over interest rates, corporate earnings and the presidential election. Equity prices dropped during the second quarter corporate earnings preannouncement period (June/July) as investors improperly extrapolated the negative early reports. The stock market later rallied, as it became apparent that corporate America had a robust second quarter. Investors are concerned that the Federal Reserve Board (the "Fed") may soon boost short-term interest rates. Intermediate and long-term bonds appear to have already discounted some future Fed action as rates are about 125 basis points higher since January.
    This rise in rates has had a negative impact on the bond market and traditional high yield sectors of the stock market such as electric utilities. For example, for the first eight months of 1996, the S&P Utilities Index* is down 4.25% versus a rise of 7.45% for the S&P 500. Because of this wide performance disparity, the Fund increased its investments in electric utilities to take advantage of what we perceived to be a good value buying opportunity.
    The Fund continues to employ a disciplined approach of investing in attractively priced stocks of companies paying above-average dividends. This is the cornerstone of our investment approach. If the economy softens in the final quarters of 1996 and into 1997, as many economists expect, the investment style employed by the Fund should be favored. In addition, during periods of volatile market conditions, we believe that stocks of companies providing relatively attractive current dividend yields, plus dividend growth, gain increasing appeal. The Fund currently holds significant portions of the portfolio in traditional high yield groups; financials (17.7%), utilities (15.5%), and energy (13.4%).

           GROWTH OF $10,000 INVESTED IN MARSHALL EQUITY INCOME FUND

  The graph below illustrates the hypothetical investment of $10,000 in the Fund from September 30, 1993 (start of performance) to August 31, 1996 compared to the S&P 500 and the Lipper Equity Income Funds Index (LEIFI).*


                 `Graphic representation ``A'' omitted.  See Appendix.''


  * S&P 500 is an unmanaged broad-based index measuring changes in stock market conditions based on the average performance of 500 widely held common stocks. Standard & Poor's Utilities Index is an unmanaged index of common stocks from forty different electric, natural gas, and telecommunications utilities. Lipper figures represent the average of the total returns reported by 30 of the largest mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These indices are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in a mutual fund's performance. Actual investments may not be made in an index.

 ** Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost.
*** Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.


                                                    MARSHALL FUNDS
VALUE EQUITY FUND
The Marshall Value Equity Fund (the "Fund"), introduced on September 30, 1993, utilizes a value-oriented approach in purchasing common stocks within a mid-to-large market capitalization range. The stocks purchased are typically characterized as being undervalued, out-of-favor, and neglected. For the fiscal year ended August 31, 1996, the Fund produced a total return of 8.53%.* This compares to total returns of 18.72% and 15.42% for the S&P 500 Index ("S&P 500") and the Lipper Growth and Income Funds Index (LGIFI), respectively.** Since inception, the Fund, the S&P 500, and the LGIFI generated cumulative total returns of 36.31%, 53.26%, and 42.92%, respectively, as of August 31, 1996.
    For several quarters, the Fund has underperformed the S&P 500, primarily for two reasons. First, is the seemingly insatiable appetite investors have for the large-cap growth stocks which dominate the S&P 500. However, this leaves stocks down the capitalization scale neglected and attractively valued. We are confident that buying these undervalued stocks will ultimately close the Fund's relative performance gap.
    Second, is the prevailing emphasis on owning stocks with strong, positive price momentum, regardless of valuation. Generally, when momentum stocks are in favor, investors tend to move powerfully in the same direction, while having little interest or tolerance for stocks that are out-of-favor or require patience. However, as history proves, this can lead stock valuations to higher levels than real long-term economic values would warrant. In time, this reverses and investors once again seek to own undervalued stocks.
    Since the last commentary six months ago, several of the Fund's stocks have been recognized for offering excellent value. Sunbeam Corp. increased over 35% due to its restructuring plans, while Melville rose 33% because of its divestiture strategy. Both are examples of patience paying off for the Fund.

            GROWTH OF $10,000 INVESTED IN MARSHALL VALUE EQUITY FUND

  The graph below illustrates the hypothetical investment of $10,000 in the Fund from September 30, 1993 (start of performance) to August 31, 1996 compared to the S&P 500 and the LGIFI.**


              `Graphic representation ``B'' omitted.  See Appendix.''


  * Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost.
 ** The S&P 500 and LGIFI are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in a mutual fund's performance. Actual investments may not be made in an index. The S&P 500 is an unmanaged broad-based index measuring changes in stock market conditions based on the average performance of 500 widely held common stocks. Lipper figures represent the average of the total returns reported by 30 of the largest mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated.
*** Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.


MANAGEMENT DISCUSSION & ANALYSIS

STOCK FUND
The Marshall Stock Fund (the "Fund") invests in large capitalization stocks with a growth and income orientation. The Fund focuses on those companies that are typically leaders in their respective industries, show records of above average financial performance, and have proven superior management.
    The equity and bond markets offered two distinct backdrops during the Fund's fiscal year. The first half of the fiscal year was characterized by a slowing of economic growth, falling interest rates, and declining stock prices of many economically sensitive issues, especially technology shares. For example, from September 1995 through January 1996, the S&P Financial Index* returned 24.6%, S&P Utilities Index* 21.4%, long-term Treasuries 14.9%, while the technology-laden NASDAQ* stock index gained just 5.9%. All that changed with the very strong February 1996 non-farm payroll report. In February 1996 alone, long-term Treasuries lost 5.8% in total value, S&P Utilities Index declined 2.7%, while the economically sensitive Dow Jones Industrial Average, gained 7.6%.
    The Fund posted a total return of 11.56%** during the fiscal year as compared to a total return for the Standard and Poor's 500 Index (the "S&P 500")* of 18.72%. Most of the relative under-performance of the Fund versus the S&P 500 Index was during the January through February 1996 time period. During that time, the Fund was transitioning away from small and mid-capitalization issues toward larger market capitalization and higher quality companies.
    Looking forward, the equity market is now passing through a period of earnings risk as calendar 1996 third quarter earnings are released. This uncertainty of earnings is demonstrated by the rich valuations afforded to some leading predictable earnings companies, such as Coca-Cola and Gillette, which now sell at 30-year highs relative to the overall market. However, starting in the calendar fourth quarter of 1996 overall corporate earnings versus 1995 should look better. The Fund remains broadly diversified, with exposure to economically sensitive areas, such as electrical equipment, chemicals, retail, and to more defensive sectors, such as foods, healthcare, and tobaccos. The Fund continues to focus on the dominant companies in their respective industries, such as Intel, Microsoft, General Electric, Anheuser-Busch, Gannett, and American International Group, as these companies distance themselves from the rest of their competitors.

               GROWTH OF $10,000 INVESTED IN MARSHALL STOCK FUND
  The graph below illustrates the hypothetical investment of $10,000 in the Marshall Stock Fund (the "Fund") from November 20, 1992 (start of performance) to August 31, 1996 compared to the Standard & Poor's 500 Index (S&P 500) and the Lipper Growth and Income Funds Index (LGIFI).*


              `Graphic representation ``C'' omitted.  See Appendix.''

  * The S&P 500 and LGIFI are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in a mutual fund's performance. Actual investments may not be made in an index. Standard & Poor's Financial Index is an unmanaged capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the Standard & Poor's 500 Index. S&P 500 is an unmanaged composite index of common stocks in industry, transportation, financial, and public utility. Standard & Poor's Utilities Index is an unmanaged index of common stocks from forty different electric, natural gas, and telecommunications utilities. National Association of Securities Dealers Automated Quotations system (NASDAQ) is a computerized system that provides brokers and dealers with price quotations for securities traded over the counter as well as for many New York Stock Exchange listed securities. Lipper figures represent the average of the total returns reported by 30 of the largest mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories.

 ** Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost.
*** Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.


                                                    MARSHALL FUNDS
MID-CAP STOCK FUND

The objective of the Marshall Mid-Cap Stock Fund (the "Fund") is to seek capital appreciation. The Fund pursues this objective by investing in companies with market capitalizations between $300 million and $4.0 billion. In addition, the Fund seeks investments in companies exhibiting strong financial characteristics and expected growth significantly above the average corporation.
    For the six-month period ended August 31, 1996, the Fund had a total return of 7.88%* versus the Standard & Poor's Midcap 400 Stock Price Index (SPMC)** of 2.67%. On a trailing twelve-month basis through August 31, 1996, the Fund has achieved an 18.92%* total return versus the SPMC return of 11.88%. As of September 30, 1996, the Fund ranked 28 out of 140 mid-cap stock funds on a trailing twelve-month total return basis, as measured by Lipper Analytical Services, Inc.
    Performance was driven by continued strength in telecommunications issues, such as ADC Telecommunications, Tellabs, and Andrew Corp. Our "soft technology" (technology services and software), i.e., Sitel Corp., BDM International and Transaction Systems Architects, Inc., were also significant contributors.
    Smaller-cap stocks, after outperforming large-cap stocks through June, slumped in July and have not fully recovered to new highs as some investors have sought safety in larger, well-known companies. We expect smaller, rapidly growing companies will demonstrate superior growth in earnings going forward, making them potentially rewarding investment opportunities.


           GROWTH OF $10,000 INVESTED IN MARSHALL MID-CAP STOCK FUND
  The graph below illustrates the hypothetical investment of $10,000 in the Fund from September 30, 1993 (start of performance) to August 31, 1996 compared to the SPMC and the Lipper Mid-Cap Funds Index (LMCFI).**


           `Graphic representation ``D'' omitted.  See Appendix.''


  * Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost.
 ** The SPMC and the LMCFI are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in a mutual fund's performance. Actual investments may not be made in an index. The SPMC is an unmanaged composite index of 400 common stocks with market capitalizations between $200 million and $7.5 billion in industry, transportation, financial, and public utility. Lipper figures represent the average of the total returns reported by 30 of the largest mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated.
*** Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions.
    The SPMC and the LMCFI have been adjusted to reflect reinvestment of dividends on securities in the indices.


MANAGEMENT DISCUSSION & ANALYSIS

INTERNATIONAL STOCK FUND
The Marshall International Stock Fund (the "Fund"), which is sub-advised by Templeton Investment Counsel, Inc., continues to perform favorably when compared to the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE Index")* and Lipper International Funds Index.* For the fiscal year ended August 31, 1996, the Fund returned 11.71%** versus 7.87% and 10.13% for the EAFE Index and Lipper International Fund Index, respectively. These positive results are attributable to several factors which include an underweighting of the Japanese market and an overweighting of the better performing European market. Exposure to emerging markets also benefited the Fund's performance.
    The Fund remains underweighted in the Japanese market. This position has been beneficial over the past year as the Japanese market, in dollar terms, has fallen by 2.3%. Although we have few investments in Japan, it does not mean we ignore the market as we devote a great deal of time researching the market in hopes of discovering a gem. Recent Japanese legal changes that permit the repurchase of shares by companies is being closely monitored. Given the cash rich position of many Japanese companies, this new option may result in significant enhancement of shareholder value.
    The overweighted European exposure, particularly in Sweden and Spain which registered returns over the past year in excess of 20%, in dollar terms, contributed handsomely to the Fund's performance. Although many of the European markets have done well over the past year, we continue to find bargains throughout the region.
    Our emerging market investments, bolstered by the strong performing Brazilian telephone company, Telebras, had a positive impact on the Fund's performance. Given the highly volatile nature of the developing markets, we are frequently provided with attractive investment opportunities. Foreign investing involves special risks including currency risk, increased volatility of foreign currencies, and differences in auditing and other financial standards. We, however, remain ever more diligent in our research and evaluation of companies that operate in these ever changing emerging markets.
    Valuations remain reasonable on a global basis, except for Japan which continues to trade at an astronomically high price to earnings multiple. Japan's trailing twelve-month price to earnings of '95 dwarfs the EAFE Index multiple of 25 times. We continue to find bargains throughout the world as new purchases are not concentrated in a single region.
        GROWTH OF $10,000 INVESTED IN MARSHALL INTERNATIONAL STOCK FUND
  The graph below illustrates the hypothetical investment of $10,000 in the Fund from September 1, 1994 (start of performance) to August 31, 1996 compared to the EAFE Index and the Lipper International Funds Index (LIFI).*


          `Graphic representation ``E'' omitted.  See Appendix.''


  * The EAFE Index and the LIFI are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in a mutual fund's performance. Actual investments may not be made in an index. The EAFE Index is an unmanaged market capitalization weighted foreign securities index, which is widely used to measure the performance of European, Australian and New Zealand and Far Eastern stock markets. Lipper figures represent the average of the total returns reported by 30 of the largest mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated.
 ** Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost.
*** Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions.
    The EAFE and the LIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

                                                    MARSHALL FUNDS
SHORT-TERM INCOME FUND
The Marshall Short-Term Income Fund's (the "Fund") emphasis on yield helped it weather the storm as interest rates on short maturity bonds rose nearly 100 basis points during the latest six-month period. An economy that has proved more resilient than expected has ignited fears of rising inflation, sending bond yields sharply higher and bond prices plunging. Treasury securities with maturities longer than five years turned in negative total returns while two and three-year Treasuries were held to 1.5% and 0.7%, respectively.
    We believe that while it is likely the economy will eventually give way to a mature economic cycle, the bond markets' fears of rising inflation may escalate the anticipation of monetary tightening. This high degree of uncertainty is likely to yield continued bond market volatility. The negative trend in bond prices has forced the Fund to employ a more defensive posture, emphasizing yield as the dominant component of total return. To this end, the Fund will continue to enhance yield through positions in short-term mortgage backed and asset backed securities while reducing exposure to the corporate and Treasury sectors.

         GROWTH OF $10,000 INVESTED IN MARSHALL SHORT-TERM INCOME FUND

  The graph below illustrates the hypothetical investment of $10,000 in the Fund from November 1, 1992 (start of performance) to August 31, 1996 compared to the Lipper Short-Term Investment Grade Bond Funds Index (LSTIBI), IBC/Donoghue's Taxable Money Fund Average (DMFA), and the Short-Term Fund Benchmark (STFB).*

            `Graphic representation ``F'' omitted.  See Appendix.''


   Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost.
 * The LSTIBI, DMFA and STFB are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. The STFB consists of a weighted average of 50% DMFA and 50% Lehman Brothers 1-3 Year Government Bond Index. Lipper figures represent the average of the total returns reported by 30 of the largest mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated.
** Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LSTIBI, DMFA and STFB have been adjusted to reflect reinvestment of dividends on securities in the indices.


MANAGEMENT DISCUSSION & ANALYSIS

INTERMEDIATE BOND FUND
Interest rates continued to rise during the latest six-month period as investors feared economic strength would translate into higher inflation. Rising rates sent bond prices lower and depressed bond performance. Indicative of the markets poor showing, ten-year U.S. Treasury notes returned (2.3%) for the period and five-year Treasury notes returned (1.1%). The Marshall Intermediate Bond Fund (the "Fund") was unable to escape the negative price momentum during the period, but did benefit from positions in corporate and mortgage securities which enhanced yield.
    A buoyant economy characterized by low unemployment and low inflation is a recipe for bond market volatility. Ultimately, the economy should give way to a mature business cycle and calm fixed income investors. In the meantime, economic fundamentals in conjunction with a strong stock market, make it difficult for bonds to compete for investor dollars. In such an environment, it is prudent to reduce the portfolio's exposure to changes in interest rates. The Fund has moved to a duration neutral to that of its benchmark. This positioning makes income a more important component of total return. Accordingly, additional steps were taken to increase portfolio yield. To this end, exposure to corporate bonds remains high and asset-backed and mortgage-backed positions were increased.

         GROWTH OF $10,000 INVESTED IN MARSHALL INTERMEDIATE BOND FUND

  The graph below illustrates the hypothetical investment of $10,000 in the Fund from November 20, 1992 (start of performance) to August 31, 1996 compared to the Lehman Brothers Intermediate Government/Corporate Bond Index (LGCI) and the Lipper Intermediate Investment Grade Bond Funds Index (LIBF).*

             `Graphic representation ``G'' omitted.  See Appendix.''

   Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost.
 * The LGCI and the LIBF are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in a mutual fund's performance. Actual investments may not be made in an index. LGCI is an unmanaged index comprised of government and corporate bonds rated BBB or higher with maturities between 1-10 years. Lipper figures represent the average of the total returns reported by 30 of the largest mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated.
** Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LGCI and the LIBF have been adjusted to reflect reinvestment of dividends on securities in the indices.


                                                    MARSHALL FUNDS
GOVERNMENT INCOME FUND
For the fiscal year ended August 31, 1996, the Marshall Government Income Fund (the "Fund") generated a total return of 4.02%.* Although modest in absolute terms, the Fund compared favorably to other mortgage funds. For the one-year period ended September 30, 1996, the Fund was ranked 24 out of 60 U.S. Mortgage Funds, based on total return, according to the Lipper Analytical Services, Inc. In a period characterized by a strong rally during the final months of 1995 and a sharp decline in early 1996, mortgages performed well compared to other asset classes. The Lehman Brothers Mortgage-Backed Securities Index** returned 4.97%, for the one year versus the Lehman Brothers Treasury Bond Index** return of 3.69% and the Lehman Brothers Government/Corporate (Total) Index** return of 3.79%.** Mortgages benefited from a strengthening position in both supply of new mortgages and demand from investors. The supply of new mortgages coming from homeowners refinancing virtually stopped due to the rise in interest rates. The dearth of mortgages from refinancing was only modestly offset by a resilient home purchase market. Demand for mortgages from investors was due to the higher relative yields compared to other fixed-rate investments and the desire to capture the higher relative returns mortgages historically generate in a bear market.
    The generally higher relative yields in mortage investments must be tempered by the call and extension risk inherent in the securities. As rates fall, homeowners are quick to refinance and call away higher coupon mortgages causing the duration of the Fund to shorten at a time when longer duration is desired. Alternatively, fewer mortages are refinanced when rates rise causing prepayments to slow and the average life of the mortgage to lengthen when a shorter maturity is more attractive. Indicative of this average life volatility, the Lehman Brothers Mortgage-Backed Securities Index had a duration of 4.4 years in August 1994, 3.5 years in August 1995, and 4.3 years on August 31, 1996. Managing the Fund's duration is a primary concern in markets where interest rates move by more than 100 basis points both up and down.
    The portfolio strategy changed decidedly from the first four months of the fiscal year to the last eight. During the first four months, the portfolio was characterized by a longer duration with Treasury and lower coupon mortgage pass-through holdings. In the final eight months, the Fund's duration was neutral to the Lehman Brothers Mortgage-Backed Securities Index with an overweighting in the premium or high coupon mortgages and no Treasury holdings. A cautious duration stance, while generating the maximum level of yield and current income, has been the strategy in the closing months of the fiscal year. It is likely to be the strategy until the November elections and a clearer picture of Federal Reserve Board policy is determined.
MANAGEMENT DISCUSSION & ANALYSIS

         GROWTH OF $10,000 INVESTED IN MARSHALL GOVERNMENT INCOME FUND

  The graph below illustrates the hypothetical investment of $10,000 in the Marshall Government Income Fund (the "Fund") from December 13, 1992 (start of performance) to August 31, 1996 compared to the Lehman Brothers Mortgage-Backed Securities Index (LMI) and the Lipper U.S. Mortgage Funds Index (LUSMI).**

         `Graphic representation ``H'' omitted.  See Appendix.''

  * Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost.
 ** The LMI and the LUSMI are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in a mutual fund's performance. Actual investments may not be made in an index. LMI is an unmanaged index comprised of fixed rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corp. (FHLMC), and Federal National Mortgage Association (FNMA). Lehman Brothers Treasury Bond Index is an unmanaged index comprised entirely of U.S. Treasury obligations. Lehman Brothers Government/Corporate (Total) Index is an unmanaged index comprised of approximately 5,000 issues, which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities and finance. Lipper figures represent the average of the total returns reported by 30 of the largest mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated.
*** Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions.
    The LMI and the LUSMI have been adjusted to reflect reinvestment of dividends on securities in the indices.

                                                    MARSHALL FUNDS


INTERMEDIATE TAX-FREE FUND
For the fiscal year ended August 31, 1996, the Marshall Intermediate Tax-Free Fund provided a total return of 3.57%.* The past year provided both bullish and bearish investors with an opportunity to justify their positions. Expectations of a slower economy early in the fiscal year caused the Federal Reserve Board to lower short-term interest rates. Contrary to most economic forecasts, the slow period of winter growth soon evolved into a robust spring and summer. As is usual in the bond market, faster growth sparked renewed inflationary worries. This anxiety immediately caused interest rates to rise, despite the fact that consumer inflation remains benign when compared to recent economic cycles.
    Although recent returns from bonds generally have been disappointing to most investors, municipal bonds have performed better than most taxable bond sectors. Fears of tax reform have faded, along with the Republican hopes of being elected this fall. It should be noted that Dole's tax plan proposals of lower marginal tax rates would generally be negative for municipal securities that rely heavily on their tax-exempt status to be considered beneficial to individual investors. Anything that would deter one from buying municipal bonds could cause problems as individuals are the dominant participants in today's tax-free market. As long as President Clinton maintains a double digit lead in the election polls, the worry over potential tax reform will remain inconsequential.
    Another support under the municipal market has been the general lack of supply of new issues. Reasons why municipal supply is light include, the inability of issuers to advance refund older securities and the general lack of approval voters give to referendums allowing the issuance of tax-supported bonds for various proposed projects across the country.
    The performance of bonds as an asset class has lagged stocks by a wide margin over the last few years. Thus, many investors have chosen to reduce or eliminate their allocation to bonds in their portfolios. For investors in the top marginal tax brackets, one should not ignore the potential benefit of owning municipal securities. Whenever the taxable equivalent yield of a municipal bond approaches the long-term compound annual return of the equity market, the less risky bond alternative should attract renewed interest. We will strive to build a portfolio that offers a competitive return for our shareholders.

       GROWTH OF $10,000 INVESTED IN MARSHALL INTERMEDIATE TAX-FREE FUND

  The graph below illustrates the hypothetical investment of $10,000 in the Marshall Intermediate Tax-Free Fund (the "Fund") from February 2, 1994 (start of performance) to August 31, 1996 compared to the Lehman Brothers 5-Year General Obligations Bonds Index (L5GO) and the Lipper Intermediate Municipal Funds Index (LIMI).**

              `Graphic representation ``I'' omitted.  See Appendix.''

  * Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost.
 ** The L5GO and the LIMI are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in a mutual fund's performance. Actual investments may not be made in an index. L5GO is an unmanaged index comprised of all state general obligation debt issues with maturities between four and six years. Lipper figures represent the average of the total returns reported by 30 of the largest mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated.
*** Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The L5GO and the LIMI have been adjusted to reflect reinvestment of dividends on securities in the indices.


MANAGEMENT DISCUSSION & ANALYSIS

MONEY MARKET FUND
For the fiscal year ended August 31, 1996, the Marshall Money Market Fund (the "Fund") provided a total return of 5.39%* for the Class A shares and 5.07%* for the Class B shares. This compares to a return of 5.08% for the IBC/Donoghue's Taxable Money Fund Average ("Donoghue's").** The Fund's 7-day net yield on August 31, 1996, was 5.12% for Class A Shares and 4.82% for Class B Shares.* A favorable maturity positioning relative to Donoghue's and the Fund's allocation to various attractive sectors of the money market are some of the reasons for the outperformance of the Fund. While the Fund began the period with an average maturity of 78 days, it has ended the period at 53 days. The average maturity has been steadily shortened since the beginning of the year in response to an economy that has shown resilience, even in the face of higher long-term interest rates.
    At the beginning of the fiscal year, the economy looked sluggish and stagnant. Economists were predicting the Federal Reserve Board (the "Fed") would be easing interest rates throughout the year. These predictions were short-lived, as the economic data in the first quarter showed the economy was swiftly rebounding. Bond market participants have pushed interest rates higher by over 1.0% in response to this growth. Higher interest rates typically slow rate-sensitive sectors, such as housing and automobile production. Strength in these and other sectors, even with higher rates, has caused many to worry about the possibility of higher inflation. Price inflation, as measured by both the Consumer Price Index and the Producer Price Index, has remained subdued. Both the bond and stock markets are focused on the Fed and whether the Fed will raise interest rates to restrain economic activity and prevent inflation.

  * Performance quoted represents past performance and is not indicative of future results. Yield will vary. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so. An investment in the Fund is neither insured nor guaranteed by the U.S. government.
 ** IBC/Donoghue's Money Fund Report(TM) publishes annualized yields of hundreds of money market funds on a weekly basis and through its Money Market Insight publication reports monthly and year-to-date investment results for the same money funds.





                      [This Page Intentionally Left Blank]




August 31, 1996
 PORTFOLIO OF INVESTMENTS

(See Notes to Portfolio of Investments)
--------------------------------------------------------------------------------
 EQUITY INCOME FUND

 --------------------------------------------------
  Shares  Description                         Value
 --------------------------------------------------
          COMMON STOCKS--85.4%
          CAPITAL GOODS--10.5%
           AEROSPACE AND DEFENSE
   27,000 Northrop Grumman Corp.         $1,937,250
   13,600 Rockwell International Corp.      707,200
   21,500 Textron, Inc.                   1,835,563
                                         ----------
          Total                           4,480,013
                                         ----------
           ELECTRICAL EQUIPMENT
   18,300 Amp, Inc.                         699,975
   93,300 General Electric Co.            7,755,563
                                         ----------
          Total                           8,455,538
                                         ----------
          ELECTRONICS
   21,000 General Signal Corp.              842,625
                                         ----------
          MACHINERY & MACHINE TOOLS
   10,000 Cooper Industries, Inc.           405,000
   11,400 Dana Corp.                        342,000
                                         ----------
          Total                             747,000
                                         ----------
          OTHER CAPITAL GOODS
   32,000 GenCorp, Inc.                     444,000
   41,000 Ogden Corp.                       804,625
   47,100 Tenneco, Inc.                   2,343,225
                                         ----------
          Total                           3,591,850
                                         ----------
          Total Capital Goods            18,117,026
                                         ----------
          CONSUMER DURABLES--2.3%
           AUTOMOTIVE & RELATED
   52,600 Chrysler Corp.                  1,531,975
   52,000 Ford Motor Co.                  1,742,000
                                         ----------
          Total                           3,273,975
                                         ----------
           APPLIANCE
   39,000 Maytag Corp.                      784,875
                                         ----------
          Total Consumer Durables         4,058,850
                                         ----------
          CONSUMER NON-DURABLES--18.0%
            BEVERAGES & FOODS
   11,000 General Mills, Inc.               605,000
                                         ----------
           COSMETICS/TOILETRIES
   24,100 Tambrands, Inc.                 1,024,250
                                         ----------
           HEALTH CARE
   19,000 Abbott Laboratories               857,375
   34,000 American Home Products Corp.    2,014,500
   18,500 Bausch & Lomb, Inc.               612,812
   40,000 Baxter International, Inc.      1,785,000
   40,500 Bristol Myers Squibb Co.        3,553,875
   27,000 Lilly (Eli) & Co.               1,545,750
   23,000 Merck & Co., Inc.               1,509,375
  104,000 Pharmacia & Upjohn, Inc.        4,368,000
                                         ----------
          Total                          16,246,687
                                         ----------
           PHOTOGRAPHY
   23,500 Eastman Kodak Co.               1,703,750
                                         ----------
           RETAIL
   16,300 May Department Stores Co.         741,650
   25,600 Penney JC Inc.                  1,353,600
                                         ----------
          Total                           2,095,250
                                         ----------
           SERVICES
   16,400 Block H&R, Inc.                   410,000
                                         ----------

 -----------------------------------------------------------
  Shares  Description                                  Value
 -----------------------------------------------------------
          COMMON STOCKS (continued)
          CONSUMER NON-DURABLES (continued)
           TOBACCO
   23,900 American Brands, Inc.                     $970,936
   66,100 Philip Morris Cos., Inc.                 5,932,475
   84,800 RJR Nabisco Holdings                     2,236,600
                                                  ----------
          Total                                    9,140,011
                                                  ----------
          Total Consumer Non-Durables             31,224,948
                                                  ----------
          ENERGY--13.4%
           DOMESTIC & INTERNATIONAL OIL
   19,000 Amoco Corp.                              1,311,000
   21,000 Ashland, Inc.                              779,625
   13,300 Atlantic Richfield Co.                   1,552,775
   42,700 Exxon Corp.                              3,474,712
   34,500 Mobil Corp.                              3,889,875
   64,000 Occidental Petroleum Corp.               1,488,000
   19,600 Royal Dutch Petroleum Co., ADR           2,927,750
   14,299 Sun, Inc.                                  337,814
   20,700 Texaco, Inc.                             1,837,125
   20,200 Ultramar Corp.                             555,500
   50,000 Unocal Corp.                             1,712,500
  123,300 USX Marathon Group                       2,573,888
                                                  ----------
          Total                                   22,440,564
                                                  ----------
           OIL SERVICE
   40,000 McDermott International, Inc.              830,000
                                                  ----------
          Total Energy                            23,270,564
                                                  ----------
          FINANCIAL--17.7%
           BANKS
   32,500 Ahmanson (H.F.) & Co.                      820,625
   52,910 Banc One Corp.                           2,030,421
   13,000 Bank of Boston Corp.                       685,750
   62,600 Bank of New York, Inc.                   1,744,975
   38,200 (a)Bankamerica Corp.                     2,960,500
   39,532 Chase Manhattan Corp.                    2,940,192
   21,500 Citicorp                                 1,789,875
   20,000 Corestates Financial Corp.                 827,500
   12,500 Crestar Financial Corp.                    726,562
   22,000 First Tennessee National Corp.             750,750
   36,500 Fleet Financial Group, Inc.              1,523,875
   23,400 Mellon Bank Corp.                        1,295,775
   29,000 NationsBank Corp.                        2,468,625
    9,975 Old Kent Financial Corp.                   402,741
   30,500 Summit Bancorp                           1,181,875
                                                  ----------
          Total                                   22,150,041
                                                  ----------
           FINANCIAL SERVICES
   25,600 Federal National Mortgage Association      793,600
                                                  ----------
           INSURANCE
   26,000 American General Corp.                     949,000
   24,500 Cigna Corp.                              2,845,062
   36,100 IPC Holdings Ltd.                          744,563
   15,600 ITT Hartford Group, Inc.                   822,900
   19,400 Safeco Corp.                               642,625
                                                  ----------
          Total                                    6,004,150
                                                  ----------
           OTHER FINANCIAL
   23,700 Hospitality Properties Trust               633,975
   40,000 Storage Trust Realty                       875,000
   15,000 Summit Properties, Inc.                    286,875
                                                  ----------
          Total                                    1,795,850
                                                  ----------
          Total Financial                         30,743,641
                                                  ----------



                                                    MARSHALL FUNDS

(See Notes to Portfolio of Investments)
--------------------------------------------------------------------------------
 EQUITY INCOME FUND (continued)

 ------------------------------------------------------------
  Shares  Description                                   Value
 ------------------------------------------------------------
          COMMON STOCKS (continued)
          RAW MATERIALS/INTERMEDIATE GOODS--7.2%
           CHEMICALS
   16,900 Dow Chemicals Co.                        $1,347,775
   41,300 Du Pont (E.I.) DeNemours                  3,391,762
   20,000 Goodrich B.F. Co.                           750,000
   55,000 Monsanto Co.                              1,766,875
   22,500 Nalco Chemicals Co.                         722,813
                                                   ----------
          Total                                     7,979,225
                                                   ----------
           OTHER RAW MATERIALS
  101,200 Hanson PLC, ADR                           1,277,650
                                                   ----------
           PAPERS
   20,200 International Paper Co.                     808,000
   20,800 Kimberly-Clark Corp.                      1,630,200
   19,000 Weyerhaeuser Co.                            847,875
                                                   ----------
          Total                                     3,286,075
                                                   ----------
          Total Raw Materials/Intermediate Goods   12,542,950
                                                   ----------
          TRANSPORTATION--0.8%
           RAILROAD
   19,000 Union Pacific Corp.                       1,384,625
                                                   ----------
          UTILITIES--15.5%
           ELECTRIC
   28,000 Central & SouthWest Corp.                   738,500
   34,600 Duke Power Co.                            1,617,550
   41,000 Edison International                        712,375
   33,600 Entergy Corp.                               852,600
   56,700 FPL Group, Inc.                           2,508,975
   22,400 GPU, Inc.                                   705,600
   37,800 Houston Industries, Inc.                    822,150
   44,400 Nipsco Industries, Inc.                   1,642,800
   13,800 New York State Electric & Gas Corp.         296,700
   59,400 Pinnacle West Capital Corp.               1,707,750
   24,000 Public Services Enterprise Group            651,000
   40,700 Texas Utilities Co.                       1,668,700
   13,900 Wisconsin Energy Corp.                      382,250
    9,100 WPS Resources Corp.                         284,375
                                                   ----------
          Total                                    14,591,325
                                                   ----------
           GAS DISTRIBUTION
   17,000 Consolidated Natural Gas Co.                924,375
   24,000 Questar Corp.                               870,000


 ------------------------------------------------------------------------------

  Shares or
  Principal
  Amount      Description                                                 Value
 ------------------------------------------------------------------------------
              COMMON STOCKS (continued)
              GAS DISTRIBUTION (continued)
       31,400 Sonat, Inc.                                            $1,385,525
       23,000 Wicor, Inc.                                               825,125
                                                                   ------------
              Total                                                   4,005,025
                                                                   ------------
              TELECOMMUNICATIONS
       67,200 BellSouth Corp.                                         2,436,000
       54,900 Frontier Corp.                                          1,619,550
       20,000 GTE Corp.                                                 787,500
       49,000 Pacific Telesis Group                                   1,586,375
       33,200 Sprint Corp.                                            1,348,750
       14,100 U.S. West, Inc.                                           415,950
                                                                   ------------
              Total                                                   8,194,125
                                                                   ------------
              Total Utilities                                        26,790,475
                                                                   ------------
              TOTAL COMMON STOCKS (IDENTIFIED COST $128,510,617)    148,133,079
                                                                   ------------
              CONVERTIBLE BONDS--0.3%
     $550,000 Hilton Hotels Corp., Conv. Sub. Note, 5.00%,
               5/15/2006                                                576,736
                                                                   ------------
              TOTAL CONVERTIBLE BONDS (IDENTIFIED COST $550,000)        576,736
                                                                   ------------
              CONVERTIBLE PREFERRED STOCKS--0.6%
              ENERGY--0.2%
       10,700 Sun, Inc., Conv. Pfd., Series A, $1.80                    263,488
                                                                   ------------
              SERVICES--0.4%
       23,500 Browning Ferris Industries, Inc., 7.25% ACES
               Converts 6/30/1998                                       693,250
                                                                   ------------
              TOTAL CONVERTIBLE PREFERRED STOCKS (IDENTIFIED
                COST $1,131,437)                                        956,738
                                                                   ------------
              U.S. TREASURY BILLS--0.1%
     $140,000 due 12/12/1996
               (at amortized cost)                                      138,040
                                                                   ------------
              (B)REPURCHASE AGREEMENT--14.1%
  $24,476,000 Goldman Sachs & Co., 5.25%, dated 8/30/1996, due
               9/3/1996 (at amortized cost)                          24,476,000
                                                                   ------------
              TOTAL INVESTMENTS (IDENTIFIED COST $154,806,094)     $174,280,593
                                                                   ============


August 31, 1996
 PORTFOLIO OF INVESTMENTS
(See Notes to Portfolio of Investments)
--------------------------------------------------------------------------------
 VALUE EQUITY FUND

 --------------------------------------------------------------
  Shares  Description                                     Value
 --------------------------------------------------------------
          COMMON STOCKS -- 82.9%
          CAPITAL GOODS -- 4.5%
           ELECTRICAL EQUIPMENT
  136,500 (c)Silicon Graphics, Inc.                  $3,173,625
                                                     ----------
           MACHINERY & MACHINE TOOLS
  275,650 Giddings & Lewis, Inc.                      3,583,450
                                                     ----------
           OFFICE EQUIPMENT
   85,500 (d)Apple Computer, Inc.                     2,073,375
                                                     ----------
          Total Capital Goods                         8,830,450
                                                     ----------
          CONSUMER DURABLES -- 9.9%
           AUTOMOTIVE & RELATED
   31,000 Ford Motor Co.                              1,038,500
                                                     ----------
           BUILDING & FOREST PRODUCTS
   80,000 American Greetings Corp., Class A           2,060,000
   18,000 Champion International Corp.                  774,000
   12,500 Georgia-Pacific Corp.                         929,687
   36,700 Houghton Mifflin Co.                        1,743,250
   42,000 (d)James River Corp. of Virginia            1,092,000
   59,400 (d)Lafarge Corp.                            1,128,600
   56,000 (d)Louisiana-Pacific Corp.                  1,218,000
   20,900 (d)Mead Corp.                               1,196,525
                                                     ----------
          Total                                      10,142,062
                                                     ----------
           HOMEBUILDERS
  109,000 Kaufman & Broad Homes Corp.                 1,335,250
                                                     ----------
           HOUSEHOLD PRODUCT/WARES
   66,000 Dial Corp. Del.                               759,000
   51,000 Rubbermaid, Inc.                            1,351,500
  213,400 (d)Sunbeam Corp.                            4,641,450
                                                     ----------
          Total                                       6,751,950
                                                     ----------
          Total Consumer Durables                    19,267,762
                                                     ----------
          CONSUMER NON-DURABLES -- 19.8%
           BEVERAGES & FOODS
  308,000 Darden Restaurants, Inc.                    2,464,000
   98,000 Dean Foods Co.                              2,535,750
  105,200 International Multifoods Corp.              1,748,950
   93,900 Supervalu, Inc.                             2,640,938
                                                     ----------
          Total                                       9,389,638
                                                     ----------
           PHARMACEUTICALS & HEALTH CARE
  182,400 (c)Acuson Corp.                             2,485,200
  131,450 (d)Caremark International, Inc.             3,269,819
   25,600 (d)Ciba-Giegy AG, ADR                       1,638,400
  103,050 (d)Mallinckrodt Group, Inc.                 4,173,525
  191,200 (c)Tenet Healthcare Corp.                   4,015,200
  125,000 (c)Value Health, Inc.                       1,984,375
                                                     ----------
          Total                                      17,566,519
                                                     ----------
           RETAIL
   52,500 Dillard Department Stores, Inc., Class A    1,785,000
   35,000 (c)(d)Federated Department Stores, Inc.     1,211,875
   77,778 (d)Limited, Inc.                            1,438,893
   46,000 Melville Corp.                              1,943,500
  138,000 (c)Price/Costco, Inc.                       2,742,750
                                                     ----------
          Total                                       9,122,018
                                                     ----------

 ---------------------------------------------------------------

  Shares  Description                                      Value
 ---------------------------------------------------------------
          COMMON STOCKS (continued)
          CONSUMER NON-DURABLES (continued)
           SERVICES
   66,000 Viad Corp.                                    $940,500
   48,000 WMX Technologies, Inc.                       1,518,000
                                                      ----------
          Total                                        2,458,500
                                                      ----------
          Total Consumer Non-Durables                 38,536,675
                                                      ----------
          ENERGY -- 6.7%
           INTERNATIONAL OIL
   27,400 (d)Royal Dutch Petroleum Co., ADR            4,092,875
                                                      ----------
           OIL & GAS PRODUCTS
   18,700 (d)Mobil Corp.                               2,108,425
   56,000 (d)Occidental Petroleum Corp.                1,302,000
   24,400 (d)Texaco, Inc.                              2,165,500
  162,120 USX Marathon Group                           3,384,255
                                                      ----------
          Total                                        8,960,180
                                                      ----------
          Total Energy                                13,053,055
                                                      ----------
          FINANCIAL -- 9.6%
           BANKS
  125,900 Ahmanson (H.F.) & Co.                        3,178,975
   80,000 (d)Bank of New York Co., Inc.                2,230,000
   20,900 Chase Manhattan Corp.                        1,554,437
   65,400 (d)PNC Financial Corp.                       2,043,750
                                                      ----------
          Total                                        9,007,162
                                                      ----------
           INSURANCE
   15,800 (d)Aetna Services Inc.                       1,044,775
   41,196 Allstate Corp.                               1,838,371
   12,750 (d)CIGNA Corp.                               1,480,594
   63,000 Everest Reinsurance Holdings, Inc.           1,535,625
   98,500 IPC Holdings Ltd.                            2,031,563
   40,400 (d)Torchmark Corp.                           1,717,000
                                                      ----------
          Total                                        9,647,928
                                                      ----------
          Total Financial                             18,655,090
                                                      ----------
          RAW MATERIALS/INTERMEDIATE GOODS -- 18.4%
           CHEMICALS
  335,600 Calgon Carbon Corp.                          3,859,400
   32,975 Eastman Chemical Co.                         1,842,478
   45,250 (d)Imperial Chemical Industries, PLC, ADR    2,290,781
   97,000 Lawter International, Inc.                   1,151,875
   52,500 (d)Nalco Chemical Co.                        1,686,563
  202,800 (c)Pegasus Gold, Inc.                        2,433,600
   40,000 (d)Rhone-Poulenc, ADR                        1,055,000
   50,000 Wellman, Inc.                                1,031,250
                                                      ----------
          Total                                       15,350,947
                                                      ----------
           INTERMEDIATE GOODS
  143,000 (d)Canadian Pacific Ltd.                     3,217,500
  415,800 (d)Hanson PLC, ADR                           5,249,475
                                                      ----------
          Total                                        8,466,975
                                                      ----------
           METALS
   27,000 AK Steel Holding Corp.                       1,005,750
  488,950 Horsham Corp.                                6,478,588
  253,200 LTV Corp.                                    2,975,100
                                                      ----------
          Total                                       10,459,438
                                                      ----------



                                                    MARSHALL FUNDS
(See Notes to Portfolio of Investments)
--------------------------------------------------------------------------------
 VALUE EQUITY FUND (continued)

 ----------------------------------------------------------------------------
  Principal
  Amount
  or Shares  Description                                                Value
 ----------------------------------------------------------------------------
             COMMON STOCKS (continued)
             RAW MATERIALS/INTERMEDIATE GOODS (continued)
              OTHER RAW MATERIALS
      71,000 (d)Ball Corp.                                         $1,677,375
                                                                  -----------
             Total Raw Materials/
              Intermediate Goods                                   35,954,735
                                                                  -----------
             TELECOMMUNICATIONS -- 4.6%
              SERVICES
      37,500 GTE Corp.                                              1,476,562
      90,000 MCI Communications Corp.                               2,261,250
      30,500 (d)SBC Communications, Inc.                            1,422,063
      68,000 U.S. West, Inc.                                        2,006,000
      98,000 (c)(d)U.S. West Media Group                            1,776,250
                                                                  -----------
             Total Telecommunications                               8,942,125
                                                                  -----------
             TRANSPORTATION -- 3.6%
              OTHER TRANSPORTATION
     144,100 (d)APL, Ltd.                                           3,404,362
     145,150 Alexander and Baldwin, Inc.                            3,701,325
                                                                  -----------
             Total Transportation                                   7,105,687
                                                                  -----------
             UTILITIES -- 5.8%
              ELECTRIC DISTRIBUTION
      25,000 AT&T Corp.                                             1,312,500
     153,600 Entergy Corp.                                          3,897,600
     106,300 Houston Industries, Inc.                               2,312,025
      22,100 (d)NIPSCO Industries, Inc.                               817,700
      35,600 Pinnacle West Capital Corp.                            1,023,500
      48,000 Telephone and Data System, Inc.                        2,046,000
                                                                  -----------
             Total Utilities                                       11,409,325
                                                                  -----------
             TOTAL COMMON STOCKS (identified cost $158,911,469)   161,754,904
                                                                  -----------
             (E)COLLATERAL FOR SECURITIES LENDING -- 27.4%
  $3,000,000 (f)Bear, Stearns & Co., Inc., 5.68%, 9/11/1996         3,000,000
   2,812,500 (f)Carco Auto Trust, 5.485%, 9/16/1996                 2,821,781
   3,000,000 (f)Chrysler Corp., 5.58%, 9/18/1996                    2,998,290
   2,000,000 (f)Citicorp, 5.513%, 9/30/1996                         1,993,540
   1,067,231 Dreyfus Cash Management Plus (shares at net asset
              value)                                                1,067,231
   2,000,000 Federal Signal Corp., 5.5%, 9/3/1996                   2,000,000
  10,000,000 (b)First Boston Repurchase Agreement, 5.45%,
              9/3/1996                                             10,000,000
   2,000,000 (f)General Electric Capital Corp., 5.43%, 9/3/1996     1,997,200
   3,500,000 GMAC, 5.315%, 9/3/1996                                 3,500,000
   3,000,000 (f)Heller Financial Corp., 5.42%, 9/3/1996             3,000,000
  14,000,000 (b)Morgan Stanley Repurchase Agreement, 5.375%,
              9/3/1996                                             14,000,000
   2,000,000 Sears, Roebuck Acceptance Corp., 5.334%, 9/4/1996      2,000,000
   3,000,000 (f)Sears, Roebuck & Co., 5.53%, 9/18/1996              2,997,480


 ---------------------------------------------------------------------------

  Principal
  Amount     Description                                               Value
 ---------------------------------------------------------------------------
             (E)COLLATERAL FOR SECURITIES LENDING (continued)
  $2,000,000 Superior Wholesale Inventory Financing Trust,
              5.572%, 9/16/1996                                   $2,001,400
                                                                ------------
             TOTAL COLLATERAL FOR SECURITIES LENDING (at
               amortized cost)                                    53,376,922
                                                                ------------
             (B)REPURCHASE AGREEMENT -- 16.7%
  32,606,000 Goldman Sachs & Co., 5.25%, dated 8/30/1996, due
              9/3/1996 (at amortized cost)                        32,606,000
                                                                ------------
             TOTAL INVESTMENTS (identified cost $244,894,391)   $247,737,826
                                                                ============



August 31, 1996
 PORTFOLIO OF INVESTMENTS
(See Notes to Portfolio of Investments)
--------------------------------------------------------------------------------
 STOCK FUND

 -----------------------------------------------------------
  Shares  Description                                  Value
 -----------------------------------------------------------
          COMMON STOCKS -- 98.2%
          BASIC INDUSTRIES -- 4.7%
           CHEMICALS
   65,000 Du Pont (E.I.) de Nemours               $5,338,125
                                                  ----------
           PAPER
   51,000 Georgia-Pacific Corp.                    3,793,125
   35,000 Kimberly-Clark Corp.                     2,743,125
                                                  ----------
          Total                                    6,536,250
                                                  ----------
          Total Basic Industries                  11,874,375
                                                  ----------
          BASIC MATERIALS -- 1.6%
           CHEMICALS
   75,000 Air Products & Chemicals, Inc.           4,106,250
                                                  ----------
          CAPITAL GOODS -- 24.5%
           AEROSPACE AND RELATED
   46,000 Boeing Co.                               4,163,000
   90,000 General Dynamics Corp.                   5,771,250
                                                  ----------
          Total                                    9,934,250
                                                  ----------
           COMPUTER SERVICES
   90,000 Electronic Data Systems Corp.            4,905,000
  150,000 Equifax, Inc.                            3,825,000
   66,000 First Data Corp.                         5,148,000
   54,000 Hewlett-Packard Co.                      2,362,500
   26,500 International Business Machines Corp.    3,030,938
   31,000 (c)Microsoft Corp.                       3,797,500
                                                  ----------
          Total                                   23,068,938
                                                  ----------
           ELECTRICAL EQUIPMENT
   46,000 Emerson Electric Co.                     3,852,500
   83,000 General Electric Co.                     6,899,375
                                                  ----------
          Total                                   10,751,875
                                                  ----------
           ELECTRONICS
   49,000 Intel Corp.                              3,910,813
   35,000 Motorola, Inc.                           1,868,125
                                                  ----------
          Total                                    5,778,938
                                                  ----------
           OTHER CAPITAL GOODS
   55,000 Briggs & Stratton Corp.                  2,392,500
   75,000 Fluor Corp.                              4,800,000
  155,000 WMX Technologies, Inc.                   4,901,875
                                                  ----------
          Total                                   12,094,375
                                                  ----------
          Total Capital Goods                     61,628,376
                                                  ----------
          CONSUMER NON-DURABLES -- 32.9%
           BEVERAGES & FOODS
   50,000 Anheuser-Busch Cos., Inc.                3,787,500
   70,000 McDonalds Corp.                          3,246,250
  155,000 PepsiCo, Inc.                            4,456,250
  148,000 Quaker Oats Co.                          4,865,500
                                                  ----------
          Total                                   16,355,500
                                                  ----------
           COSMETICS/TOILETRIES
  150,000 Dial Corp.                               1,725,000
                                                  ----------
           ENTERTAINMENT
   23,000 Disney (Walt) Co.                        1,311,000
                                                  ----------
           HEALTH CARE
   95,000 Abbott Laboratories                      4,286,875
   70,000 Merck & Co., Inc.                        4,593,750
  107,500 Pharmacia & Upjohn, Inc.                 4,515,000
   70,000 Schering Plough Corp.                    3,911,250
                                                  ----------
          Total                                   17,306,875
                                                  ----------


 ----------------------------------------------------------

  Shares  Description                                 Value
 ----------------------------------------------------------
          COMMON STOCKS (continued)
          CONSUMER NON-DURABLES (continued)
           MEDIA
   55,000 Gannett Co., Inc.                      $3,685,000
  110,000 New York Times Co., Class A             3,437,500
                                                 ----------
          Total                                   7,122,500
                                                 ----------
           OTHER CONSUMER NON-DURABLES
   40,000 Minnesota Mining & Manufacturing Co.    2,750,000
                                                 ----------
           RETAIL
  155,000 (c)Federated Department Stores, Inc.    5,366,875
   75,000 Home Depot, Inc.                        3,984,375
   95,000 (c)Kohl's Corp.                         3,610,000
  100,000 (c)Toys "R" Us, Inc.                    2,950,000
  125,000 Walgreen Co.                            4,125,000
                                                 ----------
          Total                                  20,036,250
                                                 ----------
           SERVICES
   50,000 Eastman Kodak Co.                       3,625,000
  225,000 Viad Corp.                              3,206,250
                                                 ----------
          Total                                   6,831,250
                                                 ----------
           TOBACCO
   45,000 Philip Morris Cos., Inc.                4,038,750
  195,000 RJR Nabisco Holdings Corp.              5,143,125
                                                 ----------
          Total                                   9,181,875
                                                 ----------
          Total Consumer Non-Durables            82,620,250
                                                 ----------
          ENERGY -- 10.6%
           INTERNATIONAL OIL & GAS
   50,000 Amerada-Hess Corp.                      2,543,750
   70,000 Exxon Corp.                             5,696,250
  190,000 Occidental Petroleum Corp.              4,417,500
   30,000 Royal Dutch Petroleum Co., ADR          4,481,250
   55,000 Texaco, Inc.                            4,881,250
                                                 ----------
          Total                                  22,020,000
                                                 ----------
           OIL & GAS PRODUCTS
   20,000 Consolidated Natural Gas Co.            1,087,500
   90,000 Enron Corp.                             3,611,250
                                                 ----------
          Total                                   4,698,750
                                                 ----------
          Total Energy                           26,718,750
                                                 ----------
          FINANCIAL -- 14.5%
           BANKS
  150,000 Bank of New York Co., Inc.              4,181,250
   70,000 BankAmerica Corp.                       5,425,000
   78,000 Chase Manhattan Corp.                   5,801,250
   50,000 Mellon Bank Corp.                       2,768,750
                                                 ----------
          Total                                  18,176,250
                                                 ----------
           INSURANCE
   45,000 American International Group, Inc.      4,275,000
   95,000 Chubb Corp.                             4,215,624
                                                 ----------
          Total                                   8,490,624
                                                 ----------
           OTHER FINANCIAL
  105,000 American Express Company                4,593,750
   60,000 Federal Home Loan Mortgage Corp.        5,302,500
                                                 ----------
          Total                                   9,896,250
                                                 ----------
          Total Financial                        36,563,124
                                                 ----------



                                                    MARSHALL FUNDS
(See Notes to Portfolio of Investments)
--------------------------------------------------------------------------------
 STOCK FUND (continued)

 ------------------------------------------------------------------------------

  Shares or
  Principal
  Amount     Description                                                  Value
 ------------------------------------------------------------------------------
             COMMON STOCKS (continued)
             RAW MATERIALS/INTERMEDIATE GOODS -- 1.3%
              INTERMEDIATE GOODS
     250,000 Hanson PLC, ADR                                         $3,156,250
                                                                   ------------
             TRANSPORTATION -- 0.7%
              RAILROAD
      25,000 Union Pacific Corp.                                      1,821,875
                                                                   ------------
             UTILITIES -- 7.4%
              ELECTRIC
      55,000 Duke Power Co.                                           2,571,250
      80,000 Wisconsin Energy Corp.                                   2,200,000
                                                                   ------------
             Total                                                    4,771,250
                                                                   ------------
              TELECOMMUNICATIONS
     115,000 AT&T Corp.                                               6,037,500
      75,000 Ameritech Corp.                                          3,871,875
     100,000 GTE Corp.                                                3,937,500
                                                                   ------------
             Total                                                   13,846,875
                                                                   ------------
             Total Utilities                                         18,618,125
                                                                   ------------
             TOTAL COMMON STOCKS (identified cost, $227,645,060)    247,107,375
                                                                   ------------
             (B)REPURCHASE AGREEMENT -- 1.2%
  $3,030,000 Goldman Sachs & Co., 5.25%, dated 8/30/1996, due
              9/3/1996 (at amortized cost)                            3,030,000
                                                                   ------------
             TOTAL INVESTMENTS (identified cost, $230,675,060)     $250,137,375
                                                                   ============

--------------------------------------------------------------------------------
 MID-CAP STOCK FUND

 ----------------------------------------------------------------------
  Shares  Description                                             Value
 ----------------------------------------------------------------------
          COMMON STOCKS -- 96.1%
          CAPITAL GOODS -- 3.9%
           COMPUTERS
   30,000 (c)(d)Dell Computer Corp.                          $2,013,750
   30,000 (c)Gateway 2000, Inc.                               1,336,875
                                                             ----------
          Total                                               3,350,625
                                                             ----------
           ELECTRICAL EQUIPMENT
   50,000 (c)(d)Parametric Technology Corp.                   2,264,062
                                                             ----------
          Total Capital Goods                                 5,614,687
                                                             ----------
          CONSUMER DURABLES -- 3.9%
           AUTOMOTIVE AND RELATED
   75,000 Harley-Davidson, Inc.                               3,075,000
                                                             ----------
           FURNITURE
   50,000 (d)Industrie Natuzzi Spa, ADR                       2,525,000
                                                             ----------
          Total Consumer Durables                             5,600,000
                                                             ----------
          CONSUMER NON-DURABLES -- 64.5%
           BROADCASTING
   40,000 Belo (A.H.) Corp., Series A                         1,605,000
   60,000 (c)Emmis Broadcasting Corp., Class A                3,135,000
   50,000 (c)Lin Television Corp.                             1,787,500
   75,000 (c)Westwood One, Inc.                               1,284,375
                                                             ----------
          Total                                               7,811,875
                                                             ----------
           COMMERCIAL SERVICES
   45,000 (c)(d)AccuStaff, Inc.                               1,046,250
   50,000 (c)BDM International, Inc.                          2,650,000
   50,000 (c)Ceridian Corp.                                   2,131,250
   50,000 (c)Dendrite International, Inc.                     1,250,000
   70,000 (c)FiServ, Inc.                                     2,371,250
   42,000 (c)FYI, Inc.                                          819,000
   40,000 Manpower, Inc.                                      1,425,000
   70,000 (c)Sitel Corp.                                      2,458,750
   50,000 (c)(d)Superior Services, Inc.                         812,500
   50,000 (c)TeleTech Holdings, Inc.                          1,318,750
  130,400 (c)Transaction Systems Architects, Inc., Class A    3,977,200
   75,000 (c)(d)Youth Services International, Inc.            1,453,125
                                                             ----------
          Total                                              21,713,075
                                                             ----------
           COMPUTER SERVICES
   30,000 (c)(d)BMC Software, Inc.                            2,235,000
                                                             ----------
           DRUGS
  125,000 (c)North American Vaccine, Inc.                     2,718,750
   35,000 (c)(d)Parexel International Corp.                   1,697,500
                                                             ----------
          Total                                               4,416,250
                                                             ----------
           ENERGY
   75,000 Apache Corp.                                        2,203,125
                                                             ----------
           FOREST PRODUCTS & PAPER
   85,000 (c)Fort Howard Corp.                                2,008,125
                                                             ----------
           HEALTH CARE
   55,000 (d)Cardinal Health, Inc.                            4,035,625
   60,000 (c)(d)HEALTHSOUTH Corp.                             1,942,500
  100,000 (c)Health Management Association, Class A Shares    2,275,000
   70,000 (c)OccuSystems, Inc.                                1,942,500
  100,000 (d)Omnicare, Inc.                                   2,450,000



August 31, 1996
 PORTFOLIO OF INVESTMENTS
(See Notes to Portfolio of Investments)
--------------------------------------------------------------------------------
 MID-CAP STOCK FUND (continued)


 -------------------------------------------------------------

  Shares  Description                                    Value
 -------------------------------------------------------------
          COMMON STOCKS (continued)
          CONSUMER NON-DURABLES (continued)
           HEALTH CARE (continued)
   50,000 (c)Sola International, Inc.               $1,750,000
   60,000 United States Surgical Corp.               2,190,000
                                                    ----------
          Total                                     16,585,625
                                                    ----------
           LEISURE & RECREATION
  100,000 (c)(d)Circus Circus Enterprises, Inc.      3,400,000
   60,000 International Game Technology              1,222,500
  100,000 (c)Mirage Resorts, Inc.                    2,325,000
   70,000 (c)(d)Regal Cinemas, Inc.                  2,607,500
                                                    ----------
          Total                                      9,555,000
                                                    ----------
           MEDICAL SUPPLIES
   75,000 (c)Henry Schein, Inc.                      2,493,750
   50,000 (c)Physio-Control International Corp.        918,750
                                                    ----------
          Total                                      3,412,500
                                                    ----------
           OTHER CONSUMER NON-DURABLES
   75,000 (c)Smith International, Inc.               2,606,250
                                                    ----------
           RESTAURANTS
   70,000 (c)(d)Landrys Seafood Restaurants, Inc.    1,933,750
   50,000 (c)Outback Steakhouse, Inc.                1,412,500
   30,000 (c)(d)Papa Johns International, Inc.       1,357,500
                                                    ----------
          Total                                      4,703,750
                                                    ----------
           RETAIL
   50,000 (c)(d)Bed Bath & Beyond, Inc.              1,131,250
   35,000 (c)(d)Department 56, Inc.                    835,625
   65,000 (c)(d)Gymboree Corp.                       1,876,875
  100,000 (c)Kohl's Corp.                            3,800,000
   60,000 (c)(d)Oakley, Inc.                         2,460,000
   50,000 (c)Tommy Hilfiger Corp.                    2,506,250
                                                    ----------
          Total                                     12,610,000
                                                    ----------
           SERVICES
  100,000 (c)(d)Apollo Group, Inc., Class A          2,550,000
                                                    ----------
          Total Consumer Non-Durables               92,410,575
                                                    ----------
          FINANCIAL -- 10.8%
   70,000 Advanta Corp., Class B                     3,115,000
   65,000 (c)(d)Credit Acceptance Corp.              1,446,250
   25,000 Crestar Financial Corp.                    1,453,125
   30,000 First of America Bank Corp.                1,417,500
   65,000 Firstar Corp.                              3,071,250
   75,000 (c)Imperial Credit Industries, Inc.        2,268,750
   40,000 (d)Northern Trust Corp.                    2,625,000
                                                    ----------
          Total Financial                           15,396,875
                                                    ----------
          INSURANCE -- 1.9%
   50,000 AMBAC, Inc.                                2,718,750
                                                    ----------
          TELECOMMUNICATIONS -- 9.9%
   70,000 (c)ADC Telecommunications, Inc.            3,972,500
   70,000 (c)(d)Andrew Corp.                         3,115,000
   40,000 (c)Brooks Fiber Properties, Inc.           1,200,000
   70,000 (c)(d)Tellabs, Inc.                        4,436,250
   90,000 (c)Transaction Network Services, Inc.      1,485,000
                                                    ----------
          Total Telecommunications                  14,208,750
                                                    ----------

 ------------------------------------------------------------------------------

  Shares or
  Principal
  Amount     Description                                                  Value
 ------------------------------------------------------------------------------
             COMMON STOCKS (continued)
             TRANSPORTATION -- 1.2%
              RAILROAD
      50,000 (c)(d)Wisconsin Central Transportation Corp.            $1,762,500
                                                                   ------------
             TOTAL COMMON STOCKS (identified cost, $116,092,539)    137,712,137
                                                                   ------------
             (G)U.S. TREASURY BILL -- 0.1%
    $140,000 12/12/1996 (at amortized cost)                             138,040
                                                                   ------------
             (E)COLLATERAL FOR SECURITIES LENDING -- 21.6%
   1,233,400 Dreyfus Cash Management Plus (shares at net asset
              value)                                                  1,233,400
   5,000,000 General Motors Acceptance Corp., 5.316%, 9/3/1996        5,000,000
   3,750,000 Federal Signal Corp., 5.50%, 9/3/1996                    3,750,000
   3,000,000 JP Morgan Securities, 5.479%, 9/3/1996                   3,000,000
  10,000,000 (b)First Boston Corporate Repurchase Agreement
              5.45%, dated 8/30/1996, due 9/3/1996                   10,000,000
   5,000,000 (b)Merrill Lynch Corporate Repurchase Agreement
              5.40%, dated 8/30/1996, due 9/3/1996                    5,000,000
   3,000,000 Sears Roebuck Acceptance Corp., 5.334%, 9/4/1996         3,000,000
                                                                   ------------
             TOTAL COLLATERAL FOR SECURITIES LENDING (at
               amortized cost)                                       30,983,400
                                                                   ------------
             (B)REPURCHASE AGREEMENT -- 4.3%
   6,213,000 Goldman Sachs & Co., 5.25%, dated 8/30/1996, due
              9/3/1996 (at amortized cost)                            6,213,000
                                                                   ------------
             TOTAL INVESTMENTS (identified
               cost, $153,426,979)                                 $175,046,577
                                                                   ============


                                                    MARSHALL FUNDS
(See Notes to Portfolio of Investments)
--------------------------------------------------------------------------------
 INTERNATIONAL STOCK FUND


 --------------------------------------------------------------------------

                                                                   Value in
  Shares  Description                                          U.S. Dollars
 --------------------------------------------------------------------------
          COMMON STOCKS -- 76.0%
          ARGENTINA -- 0.7%
           TELEPHONE -- 0.7%
   42,750 (c)(h)Telefonica De Argentina S.A., ADR               $1,020,656
                                                                ----------
          AUSTRALIA -- 3.5%
           AIR TRAVEL -- 0.6%
   50,500 (h)Qantas Airways, Ltd., ADR                             799,142
                                                                ----------
           BANKING -- 0.8%
  225,200 Westpac Banking, Corp., Ltd.                           1,106,314
                                                                ----------
           BROADCASTING -- 0.2%
   64,235 News Corp., Ltd.                                         342,492
                                                                ----------
           BUSINESS SERVICES -- 0.7%
   72,000 Brambles Industries, Ltd.                              1,076,497
                                                                ----------
           CONSTRUCTION MATERIALS -- 1.0%
  481,200 Pioneer International, Ltd.                            1,389,431
                                                                ----------
           INDUSTRIAL MACHINERY -- 0.2%
   81,390 BTR PLC, Class A                                         325,148
                                                                ----------
          Total Australia                                        5,039,024
                                                                ----------
          AUSTRIA -- 1.9%
           ELECTRIC UTILITIES -- 0.9%
    9,900 Evn Energie-Versorgung Niederoesterreich AG            1,343,955
                                                                ----------
           INDUSTRIAL MACHINERY -- 1.0%
   11,000 VA Technologie AG                                      1,406,885
                                                                ----------
          Total Austria                                          2,750,840
                                                                ----------
          BELGIUM -- 1.8%
           CHEMICALS -- 0.9%
    2,200 Solvay S.A.                                            1,286,581
                                                                ----------
           NON-FERROUS METALS -- 0.9%
   15,900 (c)NV Union Miniere SA                                 1,223,277
                                                                ----------
          Total Belgium                                          2,509,858
                                                                ----------
          BRAZIL -- 1.3%
           BROADCASTING -- 1.3%
   25,500 Telecomunicacoes Brasileras, ADR                       1,896,563
                                                                ----------
          CANADA -- 2.7%
           BANKING -- 1.4%
   60,000 Canada Imperial Bank of Commerce                       2,001,169
                                                                ----------
           ELECTRONICS -- 0.7%
   18,500 (c)Newbridge Networks Corp.                            1,063,071
                                                                ----------
           INSURANCE -- 0.3%
   18,600 London Insurance Group, Inc.                             419,917
                                                                ----------
           MINING -- 0.3%
   58,000 (c)Inmet Mining Corp.                                    396,215
                                                                ----------
          Total Canada                                           3,880,372
                                                                ----------
          CHILE -- 0.6%
           TELEPHONE -- 0.6%
    9,500 Compania De Telecomunicacion, ADR                        928,625
                                                                ----------
          CHINA -- 0.6%
           ELECTRIC UTILITIES -- 0.6%
   94,100 Shandong Huaneng Power Company, Ltd., Class N, ADR       882,188
                                                                ----------

 --------------------------------------------------------------------------

                                                                   Value in
  Shares  Description                                          U.S. Dollars
 --------------------------------------------------------------------------
          COMMON STOCKS (continued)
          CZECHOSLOVAKIA -- 2.4%
           BANKING -- 0.5%
    4,000 Komercni Banka A.S.                                     $385,342
   12,000 (c)(h)Komercni Banka A.S., GDR                           373,500
                                                                ----------
          Total                                                    758,842
                                                                ----------
           ELECTRIC UTILITIES -- 0.8%
   28,315 (c)CEZ A.S.                                            1,123,828
                                                                ----------
           TELECOMMUNICATIONS -- 1.1%
   12,200 (c)SPT Telekom A.S.                                    1,601,218
                                                                ----------
          Total Czechoslavakia                                   3,483,888
                                                                ----------
          FINLAND -- 1.8%
           CONGLOMERATES -- 0.8%
   47,500 Amer Group, Ltd., Class A                              1,157,863
                                                                ----------
           FINANCIAL SERVICES -- 0.6%
  425,000 (c)Merita Ltd., Class A                                  901,020
                                                                ----------
           PAPER -- 0.4%
   73,500 Metsa-Serla Oy, Class B                                  550,642
                                                                ----------
          Total Finland                                          2,609,525
                                                                ----------
          FRANCE -- 7.6%
           AUTOMOBILES -- 0.8%
   53,218 Renault S.A.                                           1,180,566
                                                                ----------
           BANKING -- 1.3%
   50,581 Banque Nationale de Paris                              1,822,487
                                                                ----------
           CHEMICALS -- 1.5%
   82,332 Rhone-Poulenc, Class A                                 2,158,200
                                                                ----------
           CONTAINER & GLASS -- 0.3%
    1,500 Compagnie Generale D'Industrie Et De Participation       357,051
                                                                ----------
           ELECTRICAL EQUIPMENT -- 1.0%
   18,842 Alcatel Alsthom                                        1,459,033
                                                                ----------
           GAS EXPLORATION -- 1.3%
   25,592 Elf Aquitaine                                          1,864,435
                                                                ----------
           HOLDING COS.-DIVERSIFIED -- 0.1%
    1,766 Marine-Wendel SA                                         157,682
                                                                ----------
           INSURANCE -- 1.3%
   32,819 AXA                                                    1,842,475
                                                                ----------
          Total France                                          10,841,929
                                                                ----------
          GERMANY -- 3.3%
           BANKING -- 1.3%
   37,650 Deutsche Bank, AG                                      1,859,853
                                                                ----------
           CHEMICALS -- 1.3%
   53,500 Bayer AG                                               1,912,780
                                                                ----------
           ELECTRIC UTILITIES -- 0.7%
    3,600 (c)Veba Intl Finance-W98, Warrants, 4/6/1998             973,236
                                                                ----------
          Total Germany                                          4,745,869
                                                                ----------
          GREAT BRITAIN -- 8.6%
           BANKING -- 1.0%
  100,000 Barclays PLC                                           1,420,987
                                                                ----------
           ELECTRIC UTILITIES -- 1.1%
  264,434 National Power Co. PLC                                 1,664,068
                                                                ----------
           ELECTRICAL EQUIPMENT -- 1.3%
  345,694 The BICC Group                                         1,812,748
                                                                ----------



August 31, 1996
 PORTFOLIO OF INVESTMENTS
(See Notes to Portfolio of Investments)
--------------------------------------------------------------------------------
 INTERNATIONAL STOCK FUND (continued)


 --------------------------------------------------------------------

                                                             Value in
  Shares    Description                                  U.S. Dollars
 --------------------------------------------------------------------
            COMMON STOCKS (continued)
            GREAT BRITIAN (continued)
             FOOD & BEVERAGES -- 2.2%
  2,211,306 Albert Fisher Group PLC                       $1,467,528
    585,865 Hillsdown Holdings PLC                         1,665,013
                                                          ----------
            Total                                          3,132,541
                                                          ----------
             GAS & PIPELINE UTILITIES -- 1.0%
    458,800 British Gas PLC                                1,461,511
                                                          ----------
             POLLUTION CONTROL -- 0.4%
     60,000 (c)Waste Management International PLC, ADR       562,500
                                                          ----------
             RETAIL TRADE -- 0.6%
    146,100 Kwik Save Group PLC                              901,148
                                                          ----------
             WATER UTILITIES -- 1.0%
    125,166 Hyder PLC                                      1,432,646
                                                          ----------
            Total Great Britain                           12,388,149
                                                          ----------
            HONG KONG -- 4.5%
             BANKING -- 1.3%
    104,807 HSBC Holdings PLC                              1,809,588
                                                          ----------
             CONGLOMERATES -- 1.9%
    210,000 Hutchinson Whampoa                             1,271,081
    171,500 Swire Pacific, Ltd., Class A                   1,524,913
                                                          ----------
            Total                                          2,795,994
                                                          ----------
             ELECTRIC UTILITIES -- 0.2%
    110,000 Hong Kong Electric Holdings, Ltd.                328,634
                                                          ----------
             FINANCIAL SERVICES -- 1.1%
    485,500 Jardine Strategic Holdings Ltd.                1,553,600
                                                          ----------
            Total Hong Kong                                6,487,816
                                                          ----------
            HUNGARY -- 0.6%
             OIL & GAS -- 0.6%
     88,814 (h)MOL Magyar Olay, ADR                          910,344
                                                          ----------
            INDONESIA -- 0.4%
             BANKING -- 0.1%
    210,000 PT Pan Indonesia Bank                            206,190
                                                          ----------
             FOREST PRODUCTS -- 0.3%
    599,500 Barito Pacific Timber                            371,089
                                                          ----------
            Total Indonesia                                  577,279
                                                          ----------
            ITALY -- 1.9%
             PAPER -- 0.5%
    170,000 Burgo (Cartiere) S.P.A.                          773,520
                                                          ----------
             TELEPHONE -- 1.4%
    825,000 STET-Societa Finanziaria Telefonica S.P.A.     1,990,221
                                                          ----------
            Total Italy                                    2,763,741
                                                          ----------
            JAPAN -- 3.6%
             ELECTRICAL EQUIPMENT -- 1.5%
     67,000 Hitachi Koki Co.                                 647,432
    163,000 Hitachi, Ltd.                                  1,497,092
                                                          ----------
            Total                                          2,144,524
                                                          ----------
             ENGINEERING & CONSTRUCTION -- 0.9%
     55,000 Daito Trust Construction                         693,447
     47,000 Kyudenko, Co., Ltd.                              601,233
                                                          ----------
            Total                                          1,294,680
                                                          ----------


 ------------------------------------------------------------------------

                                                                 Value in
  Shares    Description                                      U.S. Dollars
 ------------------------------------------------------------------------
            COMMON STOCKS (continued)
            JAPAN (continued)
             HOUSEHOLD APPLIANCES & FURNISHINGS -- 1.2%
     27,000 Sony Corp.                                        $1,694,644
                                                              ----------
            Total Japan                                        5,133,848
                                                              ----------
            MEXICO -- 0.2%
             CONTAINER & GLASS -- 0.2%
    182,400 Vitro SA                                             356,043
                                                              ----------
            NETHERLANDS -- 4.5%
             CHEMICALS -- 1.4%
     11,700 Azko Nobel NV                                      1,360,334
     20,000 European Vinyls Corp., International N.V.            589,476
                                                              ----------
            Total                                              1,949,810
                                                              ----------
             FINANCIAL SERVICES -- 1.4%
     63,750 ING Groep, N.V.                                    1,986,544
                                                              ----------
             INSURANCE -- 1.2%
     35,140 Aegon N.V.                                         1,715,593
                                                              ----------
             RETAIL TRADE -- 0.5%
      9,657 Koninklijke Bijenkorf Beheer                         750,861
                                                              ----------
            Total Netherlands                                  6,402,808
                                                              ----------
            NEW ZEALAND -- 2.1%
             CONSTRUCTION MATERIALS -- 0.2%
    137,500 Fletcher Challenge Building                          302,813
                                                              ----------
             INVESTMENT COMPANIES -- 1.3%
  1,853,300 Brierley Investments, Ltd.                         1,842,425
                                                              ----------
             OIL & GAS -- 0.2%
    137,500 Fletcher Challenge Energy                            318,001
                                                              ----------
             PAPER -- 0.4%
    275,000 Fletcher Challenge Paper                             529,686
                                                              ----------
            Total New Zealand                                  2,992,925
                                                              ----------
            NORWAY -- 3.0%
             COMMERCIAL SERVICES -- 0.4%
     39,500 Unitor Ships Service                                 554,723
                                                              ----------
             DRUGS & HEALTHCARE -- 0.5%
     56,000 (c)Nycomed ASA, Class B                              668,477
                                                              ----------
             ELECTRIC UTILITIES -- 0.2%
     56,000 Hafslund ASA, Class B                                353,899
                                                              ----------
             ENGINEERING & CONSTRUCTION-- 0.7%
     28,550 Kvaerner A.S., Class B                               935,540
                                                              ----------
             NON-FERROUS METALS -- 0.6%
     56,000 Elkem A.S.                                           795,181
                                                              ----------
             PETROLEUM SERVICES -- 0.6%
     60,500 Saga Petroleum A.S., Class A                         911,002
                                                              ----------
            Total Norway                                       4,218,822
                                                              ----------
            PHILIPPINES -- 0.3%
             TELEPHONE -- 0.3%
     12,820 (h)Philippine Long Distance Telephone Co., GDR       429,470
                                                              ----------
            PORTUGAL -- 0.6%
             BANKING -- 0.4%
     32,700 Banco Totta & Acores Nationalisiert, Class B         618,014
                                                              ----------
             FINANCIAL SERVICES -- 0.2%
     25,000 BPI-SGPS S.A.                                        310,544
                                                              ----------
            Total Portugal                                       928,558
                                                              ----------


                                                    MARSHALL FUNDS
(See Notes to Portfolio of Investments)
--------------------------------------------------------------------------------
 INTERNATIONAL STOCK FUND (continued)


 ---------------------------------------------------------------------------

                                                                    Value in
                                                                        U.S.
  Shares  Description                                                Dollars
 ---------------------------------------------------------------------------
          COMMON STOCKS (continued)
          SINGAPORE -- 1.1%
           HOLDING COS.-DIVERSIFIED -- 0.8%
  170,000 Jardine Matheson                                        $1,071,000
                                                                 -----------
           RETAIL TRADE -- 0.3%
  588,229 Dairy Farm International Holdings, Ltd.                    464,701
                                                                 -----------
          Total Singapore                                          1,535,701
                                                                 -----------
          SPAIN -- 7.6%
           BANKING -- 2.7%
   46,000 Banco Bilbao Vizcaya                                     1,932,974
   91,500 Corporacion Bancaria de Espana SA, ADR                   1,898,625
                                                                 -----------
          Total                                                    3,831,599
                                                                 -----------
           ELECTRIC UTILITIES -- 2.2%
   24,500 Empresa Nac De Electridad                                1,426,842
  191,500 Iberdrola SA                                             1,728,740
                                                                 -----------
          Total                                                    3,155,582
                                                                 -----------
           PETROLEUM SERVICES -- 1.2%
   53,500 Repsol SA                                                1,737,388
                                                                 -----------
           TELEPHONE -- 1.5%
  118,500 Telefonica de Espana                                     2,201,019
                                                                 -----------
          Total Spain                                             10,925,588
                                                                 -----------
          SWEDEN -- 6.2%
           AUTOMOBILES -- 1.1%
   76,500 Volvo AB                                                 1,628,987
                                                                 -----------
           BANKING -- 2.3%
   70,000 Stadshypotek AB                                          1,813,006
   75,000 Svenska Handelsbanken, Series A                          1,534,750
                                                                 -----------
          Total                                                    3,347,756
                                                                 -----------
           DRUG & HEALTHCARE -- 1.0%
   34,500 Astra AB, Class B                                        1,427,600
                                                                 -----------
           FOREST PRODUCTS -- 1.0%
   98,000 Stora Kopparbergs, Class B                               1,369,004
                                                                 -----------
           OFFICE & BUSINESS EQUIPMENT -- 0.7%
   47,000 Esselte AB, Class A                                        986,619
                                                                 -----------
           TOBACCO -- 0.1%
   73,500 (c)Swedish Match AB                                        210,901
                                                                 -----------
          Total Sweden                                             8,970,867
                                                                 -----------
          SWITZERLAND -- 2.6%
           BUSINESS SERVICES -- 0.5%
      300 Societe Generale de Surveillance Holding SA, Class B       701,075
                                                                 -----------
           ELECTRONICS -- 1.2%
    1,350 ABB AG                                                   1,663,459
                                                                 -----------
           INSURANCE -- 0.3%
    1,800 Zurich Versicherungsgesellschaft                           494,876
                                                                 -----------
           LEISURE -- 0.6%
      350 Reiseburo Kuoni AG, Class B                                810,631
                                                                 -----------
          Total Switzerland                                        3,670,041
                                                                 -----------
          TOTAL COMMON STOCKS (identified cost $98,312,524)      109,281,337
                                                                 -----------


 ------------------------------------------------------------------------------

  Shares or
  Principal                                                            Value in
  Amount     Description                                           U.S. Dollars
 ------------------------------------------------------------------------------
             PREFERRED STOCKS -- 0.6%
             AUSTRALIA -- 0.3%
              BROADCASTING -- 0.3%
     106,572 News Corp., Ltd., Pfd.                                  $480,548
                                                                    ---------
             ITALY -- 0.3%
              ENGINEERING & CONSTRUCTION-- 0.3%
     260,000 Autostrade Priv                                          430,193
                                                                    ---------
             TOTAL PREFERRED STOCKS (identified cost $777,553)        910,741
                                                                    ---------
             CLOSED-END INVESTMENT COMPANIES -- 2.9%
      26,000 (c)Chile Fund, Inc.                                      598,000
          12 (c)Korea International Trust, ADR                        534,000
     353,400 (c)India Fund                                            604,268
       9,000 Singapore Fund                                           108,000
      62,677 Thailand Fund, Inc.                                    1,347,556
      83,000 Turkish Growth Fund                                      975,250
                                                                    ---------
             TOTAL CLOSED-END INVESTMENT COMPANIES (identified
               cost $5,090,696)                                     4,167,074
                                                                    ---------
             CONVERTIBLE BONDS -- 2.2%
             CAYMAN ISLANDS -- 1.1%
  $1,790,000 PIV Investment Finance, Company Guarantee, 4.50%,
              12/1/2000                                             1,530,450
                                                                    ---------
             SWITZERLAND -- 1.1%
    $920,000 CS Holding AG, Company Guarantee, 4.875%,
              11/19/2002                                            1,520,300
                                                                    ---------
             TOTAL CONVERTIBLE BONDS (identified cost
               $2,842,496)                                          3,050,750
                                                                    ---------
             CONVERTIBLE PREFERRED STOCKS -- 2.6%
             ARGENTINA -- 0.8%
      24,080 Cointel, Telefonica de Argentina S.A. $5.04, PRIDES    1,167,880
                                                                    ---------
             GREAT BRITIAN -- 0.1%
     107,100 Hyder PLC, Pfd., $0.07875                                167,657
                                                                    ---------
             MEXICO -- 1.0%
      42,978 Nacional Financiera, SNC 11.25%, PRIDES                1,461,252
                                                                    ---------
             PHILIPPINES -- 0.7%
      29,000 Philippine Long Distance Telephone Co., Conv. Pfd.,
              Series II, $1.44                                        971,500
                                                                    ---------
             TOTAL CONVERTIBLE PREFERRED STOCKS (identified cost
               $3,808,085)                                          3,768,289
                                                                    ---------
             GOVERNMENT AGENCIES -- 12.5%
             (I)FEDERAL HOME LOAN BANK DISCOUNT
             NOTES -- 4.8%
  $1,300,000 5.31%, 9/12/1996                                       1,298,115
   1,430,000 5.21%, 9/9/1996                                        1,428,344
   3,665,000 5.22%, 11/13/1996                                      3,625,931
     570,000 5.17%, 10/9/1996                                         566,889
                                                                    ---------
             Total                                                  6,919,279
                                                                    ---------


August 31, 1996
 PORTFOLIO OF INVESTMENTS
(See Notes to Portfolio of Investments)
--------------------------------------------------------------------------------
 INTERNATIONAL STOCK FUND (continued)


 --------------------------------------------------------------------

  Principal                                                  Value in
  Amount    Description                                  U.S. Dollars
 --------------------------------------------------------------------
            GOVERNMENT AGENCIES (continued)
            (I)FEDERAL HOME LOAN MORTGAGE CORP.
            DISCOUNT NOTES -- 0.1%
   $200,000 5.29%, 9/3/1996                                  $199,941
                                                         ------------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.3%
  1,900,000 5.50%, 9/23/1996                                1,900,988
                                                         ------------
            (I)FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT
            NOTES -- 6.3%
    360,000 5.21%, 11/7/1996                                  356,483
  1,325,000 5.26%, 9/9/1996                                 1,323,451
    900,000 5.22%, 9/16/1996                                  898,043
  1,955,000 5.23%, 9/19/1996                                1,949,888
  3,950,000 5.22%, 9/26/1996                                3,935,681
    510,000 5.26%, 9/12/1996                                  509,180
                                                         ------------
            Total                                           8,972,726
                                                         ------------
            TOTAL GOVERNMENT AGENCIES (identified cost
              $17,992,320)                                 17,992,934
                                                         ------------
            U.S. TREASURY ISSUES -- 3.1%
  2,016,000 Treasury Bill, 12/12/1996                       1,987,776
    230,000 Treasury Bill, 9/19/1996                          229,416
     70,000 Treasury Bill, 9/19/1996                           69,828
     50,000 Treasury Bill, 9/19/1996                           49,873
    860,000 Treasury Bill, 9/19/1996                          857,826
    355,000 Treasury Bill, 9/5/1996                           355,011
     95,000 Treasury Bill, 9/5/1996                            94,948
    836,000 Treasury Note, 5.125%, 4/30/1998                  821,370
                                                         ------------
            TOTAL U.S. TREASURY ISSUES
              (identified cost $4,477,932)                  4,466,048
                                                         ------------
            TOTAL INVESTMENTS (identified
              cost $133,301,606)                         $143,637,173
                                                         ============

--------------------------------------------------------------------------------
 SHORT-TERM INCOME FUND


 ----------------------------------------------------------------------------

  Principal
  Amount     Description                                                Value
 ----------------------------------------------------------------------------
             ASSET-BACKED SECURITIES -- 26.7%
  $2,125,000 Contimortgage Home Equity Loan Trust, Series 1995-
              4, Class A3, 6.20%, 10/15/2010                       $2,097,439
   1,394,561 Equicon Home Equity Loan Trust, Series 1992-7,
              Class A, 5.90%, 9/18/2005                             1,391,173
     310,922 Ford Credit Grantor Trust, Series 1993-B, Class A,
              4.30%, 7/15/1998                                        309,454
     940,400 Green Tree Acceptance Corp., Series 1994-4, Class
              A1, 6.55%, 7/15/2019                                    942,159
   3,000,000 Green Tree Acceptance Corp., Series 1996-C, Class
              HEA2, 7.10%, 6/15/2027                                2,995,770
   2,680,576 Independent National Mortgage Corp., Series 1995-R,
              Class A1, 7.25%, 11/25/2010                           2,678,295
   1,238,601 Olympic Automobile Receivables, Series 1994, Class
              A, 5.65%, 1/15/2001                                   1,232,618
   1,666,809 Olympic Automobile Receivables, Series 1995, Class
              B, 7.35%, 10/15/2001                                  1,677,075
     684,327 Premier Auto Trust, Series 1993-4, Class A2, 4.65%,
              2/2/1999                                                680,173
     217,106 (f) Revolving Home Equity Loan Trust, Series 1992-
              1, Class A, 5.8675%, 9/15/1996                          217,475
   2,871,788 Structured Asset Securities Corp., Series 1995-C1,
              Class A1A, 7.375%, 9/25/2024                          2,884,367
   2,450,000 The Money Store Home Equity Loan Trust, Series
              1995-C, Class A2, 6.25%, 8/15/2016                    2,395,118
   2,257,224 The Money Store Home Equity Loan Trust, Series
              1992-D2, Class A3, 7.55%, 1/15/2018                   2,269,750
   1,796,595 UCFC Home Equity Loan, Series 1994-C1, Class A2,
              7.275%, 6/10/2007                                     1,806,026
   2,000,000 UCFC Home Equity Loan, Series 1996-A1, Class A4,
              6.30%, 5/15/2010                                      1,943,120
   1,419,995 Western Financial Grantor Trust, Series 1994-2,
              Class A1, 6.375%, 9/1/1999                            1,426,414
                                                                   ----------
             TOTAL ASSET-BACKED SECURITIES (identified cost
               $27,046,447)                                        26,946,426
                                                                   ----------
             COLLATERALIZED MORTGAGE OBLIGATIONS -- 32.4%
             FEDERAL HOME LOAN MORTGAGE CORP. -- 11.3%
     536,582 6.00%, 7/15/2010 (Series
              1468-C)                                                 536,013
     403,015 7.75%, 1/15/2018 (Series
              1259-H)                                                 406,562
   1,082,897 10.00%, 7/15/2018, REMIC (Series 10-D)                 1,104,209
   4,847,594 7.00%, 1/15/2020 (Series
              1834-A)                                               4,791,502


                                                    MARSHALL FUNDS
(See Notes to Portfolio of Investments)
--------------------------------------------------------------------------------
 SHORT-TERM INCOME FUND (continued)

 ----------------------------------------------------------------------------
  Principal
  Amount     Description                                                Value
 ----------------------------------------------------------------------------
             COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
             FEDERAL HOME LOAN MORTGAGE CORP. (continued)
  $4,733,334 6.05%, 9/15/2020 (Series
              1818-A)                                              $4,539,357
                                                                   ----------
             Total                                                 11,377,643
                                                                   ----------
             FEDERAL NATIONAL MORTGAGE
             ASSOCIATION -- 1.3%
   1,330,845 7.50%, 4/25/2014 REMIC (Series 1991-06-K)              1,337,619
                                                                   ----------
             GOVERNMENT NATIONAL MORTGAGE
             ASSOCIATION -- 0.5%
     469,138 7.50%, 10/17/2015, CMO (Class E)                         467,965
                                                                   ----------
             OTHER FINANCIAL -- 19.3%
   1,082,896 Citicorp Mortgage Securities, Inc. Series 1992-19,
              Class A2, 7.50%, 1/25/2019                            1,081,878
   2,636,420 CMC Securities Corp., III, Series 1994-E, Class AM,
              6.00%, 3/25/2024                                      2,609,025
   3,000,000 GE Capital Mortgage Services, Inc., Series 1994-28,
              Class A3, 8.00%, 8/25/2024                            3,031,980
   1,109,256 PaineWebber CMO Trust, Class 0-4, 9.50%, 6/1/2017      1,120,925
   1,999,593 PNC Mortgage Securities Corp., Series 1994-1, Class
              T7, 6.00%, 2/25/2024                                  1,894,613
   2,175,000 Prudential Home Mortgage Securities Co., Series
              1992-32, Class A4, 7.15%, 9/25/2022                   2,157,469
   2,505,000 Prudential Home Mortgage Securities Co., Series
              1993-54, Class A21, 5.50%, 1/25/2024                  2,426,343
   3,137,000 (a)Residential Accredit Loans, Inc., Series 1996-
              QS5, Class A15, 7.60%, 1/1/1999                       3,132,106
   2,111,031 Residential Funding Mortgage Securities I, Series
              1993-S41, Class A1, 6.85%, 9/25/2023                  2,074,087
                                                                   ----------
             Total                                                 19,528,426
                                                                   ----------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
               (identified cost $33,055,382)                       32,711,653
                                                                   ----------
             CORPORATE BONDS -- 11.1%
             BANKING -- 1.8%
   1,800,000 NationsBank Corp., Sr. Note, 7.50%, 2/15/1997          1,814,490
                                                                   ----------
             FINANCE -- 6.2%
   3,000,000 Bear Stearns Company Inc., 6.75%, 5/1/2001             2,942,250
     143,350 Heller Financial Inc., 6.45%, 2/15/1997                  143,790
   3,000,000 Lehman Brothers Holdings Inc., 8.875%, 2/15/2000       3,139,980
                                                                   ----------
             Total                                                  6,226,020
                                                                   ----------

 ----------------------------------------------------------------------------

  Principal
  Amount     Description                                                Value
 ----------------------------------------------------------------------------
             CORPORATE BONDS (continued)
             FINANCE -- AUTOMOTIVE -- 3.1%
  $3,000,000 Ford Holdings, 9.25%, 7/15/1997                       $3,077,550
                                                                 ------------
             TOTAL CORPORATE BONDS (identified cost
               $11,247,907)                                        11,118,060
                                                                 ------------
             MORTGAGE BACKED SECURITIES -- 6.1%
             FEDERAL NATIONAL MORTGAGE ASSOCIATION
   1,562,674 8.00%, 8/1/2007                                        1,599,288
   4,498,701 8.00%, 5/1/2008                                        4,591,419
                                                                 ------------
             TOTAL MORTGAGE BACKED SECURITIES (identified cost
               $6,193,723)                                          6,190,707
                                                                 ------------
             U.S. TREASURY-NOTE -- 17.2%
  17,000,000 7.875%, 1/15/1998 (identified cost $17,447,969)       17,374,680
                                                                 ------------
             (B)REPURCHASE AGREEMENT -- 9.3%
   9,412,000 Goldman Sachs & Co., 5.25%, dated 8/30/1996, due
              9/3/1996 (at amortized cost)                          9,412,000
                                                                 ------------
             TOTAL INVESTMENTS (identified cost $104,403,428)    $103,753,526
                                                                 ============




August 31, 1996
 PORTFOLIO OF INVESTMENTS
(See Notes to Portfolio of Investments)
--------------------------------------------------------------------------------
 INTERMEDIATE BOND FUND


 ------------------------------------------------------------------------------

  Principal
  Amount      Description                                                 Value
 ------------------------------------------------------------------------------
              ASSET-BACKED SECURITIES -- 16.4%
  $14,630,000 Citibank Credit Card Master Trust I, Series 1996-1,
               Class Association, 5.79%, 2/7/2003                   $10,760,160
    5,000,000 Contimortgage Home Equity Loan Trust, Series 1995-
               4, Class A5, 6.56%, 12/15/2010                         4,861,700
    4,325,000 Green Tree Financial Corp., Series 1994-7, Class
               A4, 8.35%, 3/15/2020                                   4,523,167
   12,000,000 Green Tree Financial Corp., Series 1996-6, Class
               A3, 6.75%, 9/15/2027                                  11,953,080
    6,642,655 Mortgage Capital Funding, Inc., Series 1995-MC1,
               Class A1A, 7.70%, 5/25/2027                            6,698,719
    5,840,000 Olympic Automobile Receivables Trust, Series 1995-
               D, Class A4, 6.05%, 11/15/2000                         5,787,201
    9,572,628 Structured Asset Securities Corp., Series 1995-C1,
               Class A1A, 7.375%, 9/25/2024                           9,614,556
   12,000,000 The Money Store, Series
               1996-B, Class A7, 7.55%, 8/15/2020                    11,947,560
                                                                    -----------
              TOTAL ASSET-BACKED SECURITIES (identified cost
                $66,791,878)                                         66,146,143
                                                                    -----------
              COLLATERALIZED MORTGAGE OBLIGATIONS -- 8.4%
    6,786,632 Federal Home Loan Mortgage Association, 7.00%,
               1/15/2020, Series 1834, Class A                        6,708,103
    9,544,543 Federal Home Loan Mortgage Association, 6.50%,
               10/15/2021, Series 1829, Class H                       9,222,414
      909,049 Government National Mortgage Association, 7.50%,
               10/17/2015, Series 3E                                    906,776
   10,275,000 Prudential Home Mortgage Securities Corp., Series
               1993-54, Class A21, 5.50%, 1/25/2024                   9,952,365
    7,000,000 (a)Residential Accredit Loans, Inc., Series 1996-
               QS5, 7.60%, 1/1/1999                                   6,989,080
                                                                    -----------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                (identified cost $33,956,693)                        33,778,738
                                                                    -----------
              CORPORATE BONDS -- 34.0%
               BANKING -- 11.5%
    8,000,000 Fleet Financial Group, Inc., Sub. Note, 8.125%,
               7/1/2004                                               8,278,800
    9,000,000 (d)Merita Bank Ltd, 6.50%, 1/15/2006                    8,273,520
    6,350,000 NationsBank Corp., 6.94%, 4/12/2002                     6,257,354
    8,000,000 Provident Bank, 6.125%, 12/15/2000                      7,698,560
   10,000,000 Santander Financial Issuances, Sub. Note, 7.25%,
               5/30/2006                                              9,715,800

 ------------------------------------------------------------------------------

  Principal
  Amount     Description                                                  Value
 ------------------------------------------------------------------------------
             CORPORATE BONDS (continued)
              BANKING (continued)
  $6,000,000 Toronto-Dominion Bank, 7.875%, 8/15/2004                $6,065,340
                                                                    -----------
             Total                                                   46,289,374
                                                                    -----------
              BROKER -- 5.9%
   7,000,000 Donaldson, Lufkin and Jenrette Securities Corp.,
              5.625%, 2/15/2016                                       6,595,470
  10,000,000 Goldman Sachs Group, LP, 6.25%, 2/1/2003                 9,382,070
   7,525,000 Lehman Brothers Holdings, Inc., 8.875%, 2/15/2000        7,876,117
                                                                    -----------
             Total                                                   23,853,657
                                                                    -----------
              CONSUMER SERVICES -- 0.6%
   2,500,000 Marriott International, Inc., Series C, 7.125%,
              6/1/2007                                                2,357,925
                                                                    -----------
              FINANCE -- 7.5%
   6,750,000 Ford Motor Credit Co., 6.25%, 12/20/2002                 6,384,353
   5,000,000 Ford Motor Credit Co., 8.24%, 1/15/2002                  5,184,900
   5,165,000 General Motors Acceptance Corp., 7.00%, 6/6/2003         5,032,156
   6,700,000 General Motors Acceptance Corp., 7.50%, 6/9/2000         6,786,028
   7,090,000 Sears Roebuck Acceptance Corp., Series 1, 6.40%,
              9/25/2000                                               6,912,254
                                                                    -----------
             Total                                                   30,299,691
                                                                    -----------
              INDUSTRIAL SERVICES -- 5.6%
   5,000,000 Dayton-Hudson Corp., 6.40%, 2/15/2003                    4,728,450
   7,000,000 Dayton-Hudson Corp., 9.75%, 7/1/2002                     7,761,110
  10,000,000 Texas Instruments, Inc., 6.875%, 7/15/2000               9,957,500
                                                                    -----------
             Total                                                   22,447,060
                                                                    -----------
              UTILITIES-GAS -- 1.4%
   5,590,000 Burlington Resources, Inc., 7.15%, 5/1/1999              5,619,683
                                                                    -----------
              UTILITIES-TELEPHONE -- 1.5%
   6,070,000 NYNEX Capital Funding Co., Series B, 8.10%,
              11/1/1999                                               6,234,618
                                                                    -----------
             TOTAL CORPORATE BONDS (identified cost $141,098,800)   137,102,008
                                                                    -----------
             CORPORATE NOTES -- 2.0%
              BROKER/DEALERS -- 2.0%
   8,000,000 Bear Stearns & Co., Inc., 6.75%, 5/1/2001
              (identified cost $7,974,720)                            7,846,000
                                                                    -----------
             MORTGAGE BACKED SECURITIES -- 12.0%
              FEDERAL HOME LOAN MORTGAGE
              ASSOCIATION -- 12.0%
      15,416 8.75%, 4/1/2001                                             15,580
  25,000,000 (j)6.50%, TBA                                           24,007,500
  25,000,000 (j)7.00%, TBA                                           24,507,500
                                                                    -----------
             TOTAL MORTGAGE BACKED SECURITIES (identified cost
               $49,102,085)                                          48,530,580
                                                                    -----------


                                                    MARSHALL FUNDS
(See Notes to Portfolio of Investments)
--------------------------------------------------------------------------------
 INTERMEDIATE BOND FUND (continued)

 -----------------------------------------------------------------------------

  Principal
  Amount      Description                                                Value
 -----------------------------------------------------------------------------
              U.S. TREASURY SECURITIES-AGENCY -- 30.2%
              FEDERAL HOME LOAN BANK -- 1.5%
  $ 5,810,000 7.26%, 9/6/2001                                       $5,904,878
                                                                  ------------
              (D)TREASURY NOTES -- 28.7%
   40,265,000 7.875%, 1/15/1998                                     41,152,441
   40,000,000 6.125%, 5/15/1998                                     39,903,600
   20,000,000 6.375%, 5/15/1999                                     19,935,600
   15,000,000 6.375%, 1/15/2000                                     14,898,750
                                                                  ------------
              Total                                                115,890,391
                                                                  ------------
              TOTAL U.S. TREASURY SECURITIES-AGENCY (identified
                cost $123,005,946)                                 121,795,269
                                                                  ------------
              (E)COLLATERAL FOR SECURITIES LENDING -- 32.0%
    5,000,000 (f)Bear Stearns & Co., Inc., 5.68%, 9/11/96            5,000,000
    3,750,000 (f)Carco Auto Trust, 5.485%, 9/16/96                   3,762,375
    5,000,000 (f)Chrysler Corp., 5.58%, 9/18/96                      4,997,150
    4,000,000 (f)Citicorp, 5.513%, 9/30/96                           3,987,080
    1,490,073 Dreyfus Cash Management Plus (shares at net asset
               value)                                                1,490,073
    8,000,000 Federal Signal Corporation, Master Note, 5.50%,
               9/3/1996                                              8,000,000
   15,000,000 (f)Ford Motor Credit Co., 5.68%, 11/27/96             15,024,000
    3,000,000 (f)General Electric Capital Corp., 5.43%, 9/3/96       2,995,800
    5,000,000 (f)Heller Financial Corp., 5.42%, 9/3/96               5,000,000
   15,000,000 JP Morgan Securities, Inc., Master Note, 5.479%,
               9/3/1996                                             15,000,000
   20,000,000 (b)Merrill Lynch, Pierce, Fenner & Smith, Inc.,
               Repurchase Agreement, 5.40%, 9/3/1996                20,000,000
   20,654,906 (b)Morgan Stanley & Co., Inc., Repurchase
               Agreement, 5.355%, 9/3/1996                          20,654,906
    5,000,000 (f)National Bank, 5.52%, 9/24/96                       5,000,000
   10,000,000 Sears Roebuck Acceptance Corp., Master Note,
               5.334%, 9/4/1996                                     10,000,000
    5,000,000 (f)Sears Roebuck & Co., 5.53%, 9/18/96                 4,995,800
    3,000,000 (f)Superior Wholesale Inventory Financing Trust,
               5.572%, 9/16/96                                       3,002,100
                                                                  ------------
              TOTAL COLLATERAL FOR SECURITIES LENDING (at
                amortized cost $128,909,284)                       128,909,284
                                                                  ------------
              (B)REPURCHASE AGREEMENT -- 5.5%
   22,070,000 Goldman Sachs & Co., 5.25%, dated 8/30/1996, due
               9/3/1996 (at amortized cost)                         22,070,000
                                                                  ------------
              TOTAL INVESTMENTS (identified cost $572,909,406)    $566,178,022
                                                                  ============

--------------------------------------------------------------------------------
 GOVERNMENT INCOME FUND


 ---------------------------------------------------------------------------

  Principal
  Amount      Description                                              Value
 ---------------------------------------------------------------------------
              ASSET-BACKED SECURITIES -- 2.0%
  $ 2,800,000 The Money Store, 7.91%, 7/15/2024, (Series
               1996-1-T7) (identified
               cost $2,798,688)                                   $2,818,368
                                                                  ----------
              COLLATERALIZED MORTGAGE OBLIGATIONS -- 18.2%
    3,141,526 Chase Mortgage Finance Corp., 6.25%, 11/25/2009,
               (Series 1993-M-CL-A6)                               2,985,169
    3,117,974 Citicorp Mortgage Securities, Inc., 7.50%,
               1/25/2019, (Series 1992-19-CL-A2)                   3,115,042
    5,000,000 GE Capital Mortgage Services, Inc., 8.00%,
               8/25/2024, (Series 1994-28-A3)                      5,053,300
    6,450,000 Independent National Mortgage Corp.,
               7.50%, 9/25/2025,
               (Series 1995-M-A2)                                  6,350,728
    4,524,801 PNC Mortgage Securities Corp., 6.00%, 2/25/2024,
               (Series 1994-1-CL-T7)                               4,287,249
    3,500,000 Resolution Trust Corp., 7.50%, 10/25/2028, REMIC,
               (Series 1995-1-A2D)                                 3,413,585
                                                                  ----------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                (identified cost $25,329,424)                     25,205,073
                                                                  ----------
              MORTGAGE-BACKED SECURITIES -- 73.2%
               FEDERAL HOME LOAN MORTGAGE
               CORP. -- 22.3%
    6,638,463 6.00%, 2/1/2011                                      6,227,609
    5,500,000 7.00%, 12/15/2020                                    5,232,095
    3,000,000 7.00%, 8/15/2021                                     2,855,880
    5,831,869 7.50%, 5/1/2024                                      5,753,430
   10,000,000 (j)8.00%, TBA                                       10,014,200
      100,540 8.75%, 4/1/2001                                        101,610
      677,384 9.00%, 5/1/2017                                        712,093
       13,401 9.50%, 2/1/2001                                         13,661
       22,808 10.50%, 10/1/2000                                       24,034
                                                                  ----------
              Total                                               30,934,612
                                                                  ----------
               FEDERAL NATIONAL MORTGAGE
               ASSOCIATION -- 26.6%
    3,325,000 6.50%, TBA                                           3,191,967
    5,325,700 6.50%, 7/1/2008                                      5,147,076
    5,501,953 7.00%, 10/1/2009                                     5,419,368
    6,439,862 7.50%, 1/1/2024                                      6,314,993
    1,875,209 8.00%, 8/1/2007                                      1,919,145
    8,000,000 8.50%, TBA                                           8,147,360
    4,966,130 8.50%, 8/1/2022                                      5,080,897
      805,760 11.00%, 6/1/2020                                       896,286
      624,240 11.50%, 10/1/2015                                      701,795
                                                                  ----------
              Total                                               36,818,887
                                                                  ----------


August 31, 1996
 PORTFOLIO OF INVESTMENTS
(See Notes to Portfolio of Investments)
--------------------------------------------------------------------------------
 GOVERNMENT INCOME FUND (continued)


 ----------------------------------------------------------------------------

  Principal
  Amount     Description                                                Value
 ----------------------------------------------------------------------------
              GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION -- 24.3%
  $8,099,637 6.50%, 3/20/2026                                      $7,421,211
   4,009,124 7.00%, 8/15/2011                                       3,942,693
     224,827 7.50%, 10/17/2015                                        224,265
   8,178,782 8.00%, 8/15/2024                                       8,191,460
   8,092,814 9.00%, 5/20/2025                                       8,396,214
     556,002 9.50%, 7/15/2019                                         596,134
   3,817,428 9.50%, 10/15/2024                                      4,094,154
     670,594 10.00%, 11/15/2020                                       731,986
      16,714 10.50%, 10/15/2000                                        17,424
      29,933 10.50%, 10/15/2000                                        31,205
      50,427 11.00%, 11/15/2000                                        53,345
                                                                 ------------
             Total                                                 33,700,091
                                                                 ------------
             TOTAL MORTGAGE-BACKED SECURITIES (identified cost
               $103,799,438)                                      101,453,590
                                                                 ------------
             AGENCY BONDS -- 6.1%
   7,757,650 Jordan Aid, 8.75%, 9/1/2019 (identified cost
              $8,780,231)                                           8,408,517
                                                                 ------------
             (B)REPURCHASE AGREEMENT -- 8.8%
  12,228,000 Goldman Sachs Group, LP, 5.25%, dated 8/30/1996,
              due 9/3/1996 (at amortized cost)                     12,228,000
                                                                 ------------
             TOTAL INVESTMENTS (identified
               cost $152,935,781)                                $150,113,548
                                                                 ============

--------------------------------------------------------------------------------
 INTERMEDIATE TAX-FREE FUND

 ------------------------------------------------------------------------------

  Principal                                                   Credit
  Amount     Description                                   Rating(k)      Value
 ------------------------------------------------------------------------------
             LONG-TERM MUNICIPALS -- 97.1%
             ARIZONA -- 2.4%
  $1,000,000 Maricopa County, AZ, Community College
              District, GO UT Bonds (Series A), 6.00%,
              7/1/2006, Callable 7/1/2003 @ 101                AA    $1,048,820
     500,000 Maricopa County, AZ, School District, 6.75%
              (District No. 48 Scottsdale Improvement),
              7/1/2010, Prerefunded 7/1/2001 @ 101             AA       547,265
                                                                     ----------
               Total                                                  1,596,085
                                                                     ----------
              CONNECTICUT -- 0.7%
     150,000 Connecticut State, GO UT Refunding Bonds
              (Series B), 6.00%, 11/15/2001                   AA-       159,095
     300,000 South Central CT Regional Water Authority,
              Refunding Revenue Bonds, 5.40%, (FGIC
              INS), 8/1/2002                                  AAA       307,287
                                                                     ----------
               Total                                                    466,382
                                                                     ----------
              HAWAII -- 2.7%
     750,000 Hawaii State, GO UT (Series BZ), 5.25%,
              10/1/2000                                        AA       767,888
   1,000,000 Hawaii State, GO UT Bonds (Series CA),
              5.50%, 1/1/2012                                  AA       989,710
                                                                     ----------
               Total                                                  1,757,598
                                                                     ----------
              ILLINOIS -- 11.7%
   1,500,000 Arlington Heights, IL, GO UT Refunding
              Bonds (Series A), 4.55%, 12/1/2001               AA     1,484,070
   2,000,000 Illinois Development Finance Authority,
              Refunding Revenue Bonds, 4.625% (WMX
              Technologies, Inc.)/ (MBIA INS), 2/1/1998       AAA     2,004,640
     525,000 Illinois State, GO UT Bonds, 3.50%, Public
              Improvements, 6/1/2001, Callable 6/1/1996
              @ 101                                           AA-       486,444
   2,500,000 Lake County, IL, Community School District
              No. 60, GO LT (Series B), 5.30%, (FSA
              INS), 12/1/2005                                 AAA     2,532,575
   1,085,000 Waukegan, IL, GO UT Bonds, 6.40%, (MBIA
              INS), 12/30/2004, Callable 12/30/2002
              @ 100                                           AAA     1,171,822
                                                                     ----------
               Total                                                  7,679,551
                                                                     ----------


                                                    MARSHALL FUNDS
(See Notes to Portfolio of Investments)
--------------------------------------------------------------------------------
 INTERMEDIATE TAX-FREE FUND (continued)

 ------------------------------------------------------------------------------

  Principal                                                   Credit
  Amount     Description                                   Rating(k)      Value
 ------------------------------------------------------------------------------
             LONG-TERM MUNICIPALS (continued)
              INDIANA -- 3.0%
  $1,000,000 Fort Wayne Industrial Economic Development,
              Revenue Bonds, 5.75%, (LOC: First National
              Bank, Chicago), 11/1/2005                       AA-    $1,002,020
   1,000,000 Indiana University, Refunding Revenue Bonds
              (Series K), 5.00%, University and College
              Improvements (Student Fee), 8/1/2001            AA-     1,005,130
                                                                     ----------
               Total                                                  2,007,150
                                                                     ----------
              IOWA -- 1.6%
   1,050,000 Cedar Rapids, IA, GO UT Bonds (Series B),
              5.20%, Airport and Marina Improvements,
              Public and Water Utility Improvements,
              6/1/2007, Callable 6/1/2004 @ 100               AAA     1,043,091
                                                                     ----------
              LOUISIANA -- 3.2%
   1,000,000 Louisiana Public Facility Revenue
              Authority, Student Loan Refunding Revenue
              Bonds (Series A-2), 6.75%, 9/1/2006,
              Callable 9/1/2002
              @ 102                                           AAA     1,050,920
   1,000,000 Mississippi River Bridge Authority, LA,
              Revenue Bonds, 6.625%, 11/1/2006, Callable
              @ 102, Mandatory Sinking Fund 11/1/2003 @
              100                                              A-     1,084,870
                                                                     ----------
               Total                                                  2,135,790
                                                                     ----------
              MARYLAND -- 4.6%
   1,000,000 Maryland State Department of
              Transportation, Refunding Revenue Bonds,
              4.20%, 12/15/2001                                AA       974,520
   1,000,000 Maryland State, GO UT Bonds, 5.20%, State
              and Local Facilities Loan Bond, 3/15/2003       AAA     1,025,550
   1,000,000 Northeast MD, Waste Disposal Authority,
              Solid Waste Revenue Bonds, 6.00%, 7/1/2007        A     1,008,610
                                                                     ----------
               Total                                                  3,008,680
                                                                     ----------

 ------------------------------------------------------------------------------

  Principal                                                   Credit
  Amount     Description                                   Rating(k)      Value
 ------------------------------------------------------------------------------
             LONG-TERM MUNICIPALS (continued)
              MASSACHUSETTS -- 1.6%
  $1,000,000 New England Educational Loan Marketing
              Corp., Student Loan Revenue Bonds, 6.60%,
              (Series F), 9/1/2002                              A    $1,040,490
                                                                     ----------
              MICHIGAN -- 0.8%
     500,000 Chelsea, MI, School District, GO UT, 5.25%
              (FGIC INS), 5/1/2001                            AAA       510,925
                                                                     ----------
              MINNESOTA -- 3.7%
   2,400,000 Minnesota State, GO UT Bonds, 5.00%, Public
              Improvements, 8/1/2003                          AA+     2,436,264
                                                                     ----------
              MISSOURI -- 1.7%
   1,000,000 Missouri State Environmental Improvement &
              Energy Authority, Water Pollution Control
              State Revolving Fund Program Revenue Bonds
              (Series B), 6.65%, 7/1/2006, Callable
              7/1/2004
              @ 102                                            AA     1,113,030
                                                                     ----------
              NEBRASKA -- 1.6%
   1,000,000 Nebraska Higher Education Loan Program,
              Inc., Senior Subordinated Lien Student
              Loan Revenue Bonds (Series A-5), 6.65%,
              6/1/2008, Mandatory Sinking Fund 6/1/2003
              @ 100                                            AA     1,034,980
                                                                     ----------
              NEVADA -- 2.2%
   1,500,000 Las Vegas, NV, GO LT Sewer Refunding
              Revenue Bonds (Series B), 4.875% (MBIA
              INS), 1/1/2006, Callable 1/1/2003
              @ 101                                           AAA     1,463,145
                                                                     ----------
              NEW JERSEY -- 0.4%
     250,000 New Jersey State, GO UT Bonds, 6.25%,
              9/15/2000                                       AA+       265,948
                                                                     ----------
              NEW YORK -- 2.3%
   1,500,000 New York State Environmental Facilities
              Corp., Revenue Bonds, 5.70%, 6/15/2006,
              Callable 6/15/2004
              @ 102                                            AA     1,540,575
                                                                     ----------



August 31, 1996
 PORTFOLIO OF INVESTMENTS
(See Notes to Portfolio of Investments)
--------------------------------------------------------------------------------
 INTERMEDIATE TAX-FREE FUND (continued)

 ------------------------------------------------------------------------------

  Principal                                                   Credit
  Amount     Description                                   Rating(k)      Value
 ------------------------------------------------------------------------------
             LONG-TERM MUNICIPALS (continued)
              OKLAHOMA -- 4.6%
  $2,000,000 Oklahoma Housing Finance Agency, Refunding
              Revenue Bonds (Series A-3), 5.50%, (FNMA
              Collateral), 11/1/2025, Callable 5/1/2005
              @ 100, Mandatory Put 11/1/2005 @ 100            AAA    $1,994,140
   1,000,000 Tulsa, OK, Public Improvements GO UT Bonds,
              5.125%, 5/1/2001                                 AA     1,021,140
                                                                     ----------
               Total                                                  3,015,280
                                                                     ----------
              OREGON -- 6.2%
   1,000,000 Metro, OR, GO UT Bonds (Series A), 5.00%,
              (Open Spaces Program), 9/1/2002                  AA     1,012,890
   3,000,000 Multnomah County, OR, School District, GO
              UT Bonds, 5.50%, 6/1/2005                       AA-     3,075,000
                                                                     ----------
               Total                                                  4,087,890
                                                                     ----------
              PUERTO RICO -- 2.7%
   1,500,000 Puerto Rico Municipal Finance Agency,
              Revenue Bonds (Series A), 5.10%, (FSA
              INS), 7/1/2000                                  AAA     1,522,755
     250,000 Puerto Rico Public Building Authority,
              Revenue Refunding Bonds (Series K), 6.10%
              (FGIC INS), 7/1/2002                            AAA       268,020
                                                                     ----------
               Total                                                  1,790,775
                                                                     ----------
              SOUTH CAROLINA -- 3.8%
   1,055,000 South Carolina State, GO UT Bonds, Highway
              Improvements (Series B), 5.625%, 7/1/2011,
              Callable 7/1/2006
              @ 102                                           AAA     1,059,873
   1,000,000 South Carolina State, GO UT Refunding
              Bonds, 4.10%, 4/1/2001                          AAA       976,740
     500,000 South Carolina State, GO UT Refunding
              Capital Improvement Bonds, 4.30%, 4/1/2003      AAA       482,750
                                                                     ----------
               Total                                                  2,519,363
                                                                     ----------
              TENNESSEE -- 3.0%
   2,000,000 Memphis, TN, GO UT Refunding Bonds (Series
              A), 4.60%, 8/1/2002                              AA     1,976,520
                                                                     ----------
              TEXAS -- 10.0%
   1,000,000 Arlington, TX, ISD, GO UT Refunding Bonds,
              6.50%, (PSF GTD), 2/15/2002                     AAA     1,082,060


 ------------------------------------------------------------------------------

  Principal                                                    Credit
  Amount    Description                                     Rating(k)     Value
 ------------------------------------------------------------------------------
            LONG-TERM MUNICIPALS (continued)
             TEXAS (continued)
   $100,000 Dallas-Fort Worth, TX, Regional Airport,
             Refunding Revenue Bonds (Long Opt.
             Period/Series A CR
             104), 5.875% (FGIC INS), 11/1/2006, Optional
             Put 5/1/1998
             @ 100, Callable 5/1/2004 @ 102                    AAA     $102,323
    700,000 El Paso, TX, ISD, GO UT Bonds, 7.50%, (PSF
             GTD), 8/15/2000                                   AAA      774,564
    500,000 Lewisville, TX, GO UT Refunding Bonds, 4.95%
             (FGIC INS), 2/15/2002                             AAA      505,450
    500,000 Lewisville, TX, GO UT Refunding Bonds, 5.00%
             (FGIC INS), 2/15/2003, Callable 8/15/2002
             @ 100                                             AAA      502,025
    945,000 San Angelo, TX, Independent School District,
             GO UT Bonds, School Improvements, 5.30% (PSF
             GTD), 2/15/2007, Callable 2/15/2006 @ 100         AAA      945,662
  1,220,000 Tarrant County, TX, Jr. College District, GO
             LT Bonds, 5.30%, University and College
             Improvements, 2/15/2009, Callable 2/15/2006
             @ 100                                              AA    1,171,627
  1,475,000 Texas Water Development Board, Revenue Bonds,
             4.40% (State Revolving Fund Program/Sr.
             Lien), 7/15/2001                                  AAA    1,459,041
                                                                      ---------
              Total                                                   6,542,752
                                                                      ---------
             VIRGINIA -- 6.6%
  1,730,000 Chesapeake, VA, GO UT Bonds, 5.60%, School,
             Recreational and Public Improvements,
             5/1/2006, Callable 5/1/2004 @ 101                  AA    1,780,550
  1,000,000 Fairfax County, VA, GO UT Refunding Bonds
             (Series C), 4.60%, 5/1/2001                       AAA    1,004,930
  1,500,000 Virginia State Housing Development Authority,
             Mortgage Revenue Bonds (Series A), 6.40%,
             7/1/2002                                          AA+    1,569,360
                                                                      ---------
              Total                                                   4,354,840
                                                                      ---------
             WASHINGTON -- 6.9%
  1,480,000 Clark County, WA, Sewer Revenue Bonds, 5.40%
             (MBIA INS), 12/1/2007, Callable 12/01/2006
             @ 100                                             AAA    1,474,924



                                                    MARSHALL FUNDS
(See Notes to Portfolio of Investments)
--------------------------------------------------------------------------------
 INTERMEDIATE TAX-FREE FUND (continued)

 ------------------------------------------------------------------------------

  Principal                                                   Credit
  Amount     Description                                   Rating(k)      Value
 ------------------------------------------------------------------------------
             LONG-TERM MUNICIPALS (continued)
             WASHINGTON (continued)
  $1,125,000 Kitsap County, WA, Sewer Revenue, Revenue
              Bonds, 5.90% (MBIA INS), 7/1/2012               AAA    $1,121,444
   1,000,000 Skagit County, WA, Consolidated School
              District #320, GO UT Bonds, Refunding
              Bonds, 5.15% (FGIC INS), 12/1/2007,
              Callable 12/01/2006
              @ 100                                           AAA       978,230
   1,000,000 Washington State Health Care Facility
              Authority (Series E), VRDN, 3.80%,
              10/1/2005, Sink 10/1/96 @ 100                   AA-     1,000,000
                                                                     ----------
               Total                                                  4,574,598
                                                                     ----------
              WISCONSIN -- 8.0%
   1,000,000 Racine County,WI, GO UT Promissory Notes,
              4.80%, 6/1/2000                                  AA     1,006,730
     500,000 Wausau, WI, School District, GO UT
              Promissory Notes, School Improvements,
              4.35%, 3/1/2000                                  AA       493,950
   1,000,000 Wausau, WI, School District, GO UT
              Promissory Notes, School Improvements,
              4.40%, 3/1/2003                                  AA       972,480
   1,000,000 Wisconsin Housing & Economic Development
              Authority, Refunding Revenue Bonds (Series
              A), 6.00% (Wisconsin Housing & Economic
              Development Authority LOC), 11/1/2000             A     1,031,730
     750,000 Wisconsin State Transportation, Revenue
              Bonds (Series B), 5.00%, 7/1/2000               AA-       757,470
   1,000,000 Wisconsin State, GO UT Bonds (Series C),
              5.00%, University and College
              Improvements, 5/1/2002                           AA     1,009,240
                                                                     ----------
               Total                                                  5,271,600
                                                                     ----------

 ----------------------------------------------------------------------------

  Principal
  Amount                                                   Credit
  or Shares Description                                 Rating(k)       Value
 ----------------------------------------------------------------------------
            LONG-TERM MUNICIPALS (continued)
             WYOMING -- 1.1%
   $750,000 (f)Uinta County, WY, PCR Refunding Bonds,
             VRDN, 3.80%, 9/3/1996                          AA       $750,000
                                                                  -----------
            TOTAL LONG-TERM MUNICIPALS
             (identified cost,
             $63,737,308)                                          63,983,302
                                                                  -----------
             MUTUAL FUNDS -- 7.1%
  1,965,937 Fidelity Tax Exempt Money Market                        1,965,937
  2,684,827 Goldman Sachs Financial Square Tax Exempt
             Money Market                                           2,684,827
                                                                  -----------
            TOTAL MUTUAL FUND SHARES
             (at net asset value)                                   4,650,764
                                                                  -----------
            (L)TOTAL INVESTMENTS
             (identified cost,
             $68,388,072)                                         $68,634,066
                                                                  ===========


August 31, 1996
PORTFOLIO OF INVESTMENTS

(See Notes to Portfolio of Investments)

------------------------------------------------------------------------------
 MONEY MARKET FUND

 ------------------------------------------------------------------------------

  Principal
  Amount      Description                                                 Value
 ------------------------------------------------------------------------------
              CERTIFICATES OF DEPOSIT -- 6.2%
               BANKING -- 6.2%
  $25,000,000 Bankers Trust New York Corp., 5.45%, 6/3/1997         $24,990,897
   30,000,000 Sanwa Bank Ltd., New York, Yankee, 5.48%, 9/3/1996     30,000,016
   15,000,000 Sumitomo Bank Ltd.,
               Osaka, Yankee, 5.38%,
               9/20/1996                                             15,000,000
                                                                    -----------
              TOTAL CERTIFICATE OF DEPOSITS                          69,990,913
                                                                    -----------
              (I)COMMERCIAL PAPER -- 18.1%
               ASSET-BACKED SECURITIES -- 1.8%
   20,000,000 Dakota Certificates Program, 5.31%, 11/20/1996         19,764,000
                                                                    -----------
               BANKING -- 0.9%
   10,000,000 Government Development Bank for Puerto Rico, 5.48%,
               10/16/1996                                             9,931,500
                                                                    -----------
               CONSUMER DURABLES -- 4.2%
   47,300,000 Whirlpool Corp.,
               5.34%-5.55%,
               9/23/1996-12/18/1996                                  46,727,771
                                                                    -----------
               DRUGS -- 0.8%
    8,852,000 American Home Food Products Corp., 5.42%, 9/9/1996      8,841,338
                                                                    -----------
               MEDIA -- 1.3%
   15,000,000 Gannett Co., Inc., 5.554%, 10/11/1996                  14,908,667
                                                                    -----------
               POLLUTION CONTROL -- 1.2%
   14,125,000 WMX Technologies, Inc., 5.495%, 9/24/1996              14,076,179
                                                                    -----------
               SHORT-TERM BUSINESS CREDIT-- 7.9%
   15,000,000 General Electric Capital Corp., 5.613%, 11/27/1996     14,800,263
   50,000,000 Heller Financial, Inc., 5.416%-5.425%, 9/19/1996-
               9/23/1996                                             49,847,183
   25,000,000 Sears Roebuck Acceptance Corp., 5.552%-5.556%,
               10/28/1996-2/18/1997                                  24,530,733
                                                                    -----------
              Total                                                  89,178,179
                                                                    -----------
               TOTAL COMMERCIAL PAPER                               203,427,634
                                                                    -----------
              CORPORATE BONDS -- 9.6%
               BANKING -- 5.7%
   15,000,000 First Bank, 5.41%, 9/18/1996                           14,999,853
   25,260,000 KeyBank, N.A., 6.875%, 10/15/1996                      25,292,235
    5,000,000 NCNB Corp., 8.50%, 11/1/1996                            5,020,605
   14,000,000 Security Pacific Corporation, 7.750%, 12/1/1996        14,072,181
    5,000,000 Wachovia Bank & Trust Co., 4.25%, 10/15/1996            4,991,950
                                                                    -----------
              Total                                                  64,376,824
                                                                    -----------
               CONSTRUCTION EQUIPMENT -- 0.4%
    5,000,000 Caterpillar Financial Services Corp., 4.75%,
               2/21/1997                                              4,995,013
                                                                    -----------

 ------------------------------------------------------------------------------

  Principal
  Amount      Description                                                 Value
 ------------------------------------------------------------------------------
              CORPORATE BONDS (continued)
               INDUSTRIAL -- 1.3%
  $14,950,000 Ford Motor Co., 7.875%, 10/15/1996                    $14,985,934
                                                                    -----------
               LEASING -- 0.5%
    5,000,000 International Lease Finance Corp., 7.90%, 10/1/1996     5,008,544
                                                                    -----------
               OIL -- 0.8%
    9,105,000 Texaco Capital, Inc., 9.00%, 11/15/1996                 9,166,676
                                                                    -----------
               SHORT-TERM BUSINESS CREDIT -- 0.9%
   10,000,000 Sears, Roebuck & Co., 5.24%, 2/25/1997                  9,999,773
                                                                    -----------
                TOTAL CORPORATE BONDS                               108,532,764
                                                                    -----------
              CORPORATE NOTES -- 15%
               BROKER/DEALERS -- 3.1%
   10,000,000 Bear, Stearns Cos., Inc., 5.25%, 2/26/1997             10,000,000
   25,000,000 Merrill Lynch & Co., Inc., 5.562%, 9/19/1996           24,999,754
                                                                    -----------
              Total                                                  34,999,754
                                                                    -----------
               INSURANCE -- 0.5%
    5,000,000 CIT Group Holdings, Inc., 8.00%, 1/13/1997              5,048,326
                                                                    -----------
               PERSONAL CREDIT -- 7.0%
   25,000,000 American Honda Finance Corp., 5.50%, 3/3/1997          24,995,014
   14,500,000 General Motors Acceptance Corp., 5.05%, 10/18/1996     14,494,429
    4,000,000 General Motors Acceptance Corp., 7.55%, 1/14/1997       4,036,088
    5,000,000 General Motors Acceptance Corp., 7.75%, 2/20/1997       5,058,668
   13,625,000 General Motors Acceptance Corp., 8.00%, 10/1/1996      13,647,965
   16,105,000 General Motors Acceptance Corp., 8.00%, 2/3/1997       16,286,369
                                                                    -----------
              Total                                                  78,518,533
                                                                    -----------
               SHORT-TERM BUSINESS CREDIT -- 4.4%
   25,000,000 General Electric Capital Corp., 5.12%, 1/27/1997       24,992,962
   25,000,000 IBM Credit Corp., 5.68%, 10/30/1996                    25,004,929
                                                                    -----------
              Total                                                  49,997,891
                                                                    -----------
               TOTAL CORPORATE NOTES                                168,564,504
                                                                    -----------
              (F)VARIABLE RATE NOTES -- 47.5%
               BROKER/DEALERS -- 10.9%
   30,000,000 Bear, Stearns and Co. Inc., 5.539%, 11/8/1996          30,000,000
   52,200,000 (h)J.P. Morgan & Co., Inc., 5.479%, 9/1/1996           52,200,000
   10,200,000 Morgan Stanley Group, Inc., 5.86%, 1/20/1997           10,208,128
   30,000,000 (h)Republic National Bank of New York, 5.463%,
               9/3/1996                                              30,000,000
                                                                    -----------
              Total                                                 122,408,128
                                                                    -----------



                                                    MARSHALL FUNDS
(See Notes to Portfolio of Investments)
--------------------------------------------------------------------------------
 MONEY MARKET FUND (continued)


 ------------------------------------------------------------------------------

  Principal
  Amount      Description                                                 Value
 ------------------------------------------------------------------------------
              (F)VARIABLE RATE NOTES (continued)
               CONSUMER ELECTRIC-- 4.4%
  $50,000,000 Sony Capital Corp., 5.501%, 11/27/1996                $50,000,000
                                                                 --------------
               DIVERSIFIED MANUFACTURING-- 1.8%
   20,000,000 (h)Danaher Corp., 5.413%-5.441%, 9/1/1996              20,000,000
                                                                 --------------
               FOREST PRODUCTS -- 1.8%
   20,000,000 (h)Willamette Industries, Inc., 5.39%, 9/3/1996        20,000,000
                                                                 --------------
               INSURANCE -- 16.0%
   40,000,000 (h)Commonwealth Life Insurance, 5.76%, 9/1/1996        40,000,000
   50,000,000 (h)Jackson National Life Insurance Company,
               5.70%, 10/1/1996                                      50,000,000
   40,000,000 (h)Transamerica Life Insurance and Annuity Co.,
               5.563%, 10/1/1996                                     40,000,000
   50,000,000 (h)Travelers Insurance Co., 5.648%, 10/1/1996          50,000,000
                                                                 --------------
              Total                                                 180,000,000
                                                                 --------------
               LEASING -- 3.1%
   35,000,000 USL Capital Corp., 5.656%, 10/31/1996                  35,007,180
                                                                 --------------
               MORTGAGE BANKING -- 2.8%
   31,400,000 Fleet Mortgage Group, Inc., 5.468%, 11/20/1996         31,395,875
                                                                 --------------
               OFFICE EQUIPMENT/SUPPLIES-- 1.3%
   15,000,000 (h)Haworth, Inc., 5.433%, 9/3/1996                     15,000,000
                                                                 --------------
               PERSONAL CREDIT -- 4.5%
    5,000,000 American Honda Finance Corp., 5.530%, 11/15/1996        5,000,000
   20,000,000 American Honda Finance Corp., 5.665%, 10/23/1996       20,000,000
   25,000,000 Beneficial Corp., 5.728%, 10/14/1996                   25,012,540
                                                                 --------------
              Total                                                  50,012,540
                                                                 --------------
               UTILITIES -- 0.9%
   10,000,000 (h)Wisconsin Public Service, 5.32%, 9/3/1996           10,000,000
                                                                 --------------
              TOTAL -- VARIABLE RATE NOTES                          533,823,723
                                                                 --------------
              (B)REPURCHASE AGREEMENT -- 3.1%
   34,315,000 Goldman Sachs & Co., 5.25%, dated 8/30/1996, due
               9/3/1996                                              34,315,000
                                                                 --------------
              TOTAL INVESTMENTS
                (at amortized cost)                              $1,118,654,538
                                                                 ==============




NOTES TO PORTFOLIOS OF INVESTMENTS


(a) Represents a delayed delivery security.

(b) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

(c) Non-income producing.

(d) Certain shares or principal amounts on loan to broker.

(e) Securities purchased with cash collateral proceeds from securities on loan to brokers.

(f) Current rate and next demand date shown.

(g) Represents securities held as collateral within a margin account, used to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.

(h) Denotes a restricted security which is subject to restrictions on resale under Federal and International Securities laws. At the end of the period, these securities amounted to $3,533,112 and $327,200,000 which represents 2.5% and 29.1% of Marshall International Stock Fund's and Marshall Money Market Fund's net assets, respectively.

(i) Each issue shows the rate of discount at the time of purchase.

(j) Includes securities subject to dollar roll transactions.

(k) Current credit ratings are unaudited. Please refer to the Statement of Additional Information for an explanation of the credit ratings.

(l) Securities that are subject to alternative minimum tax represent 8.31% of Intermediate Tax Free Fund's portfolio as calculated based upon total portfolio market value.

The following abbreviations are used in these portfolios:

--------------------------------------------------------------------------------

ACES -- Adjustable Convertible Extendable Securities

ADR -- American Depositary Receipt

AMBAC -- American Municipal Bond Assurance Corporation

CMO -- Collateralized Mortgage Obligation

FGIC -- Financial Guaranty Insurance Company


FNMA -- Federal National Mortgage Association

FSA -- Financial Security Assurance

GO -- General Obligation

GDR--Global Depositary Receipt
GTD -- Guaranteed

INS -- Insured

ISD -- Independent School District

LOC -- Letter of Credit

LT -- Limited Tax

LP -- Limited Partnership

MBIA -- Municipal Bond Investors Assurance

PCR -- Pollution Control Revenue

PLC -- Public Limited Company

PRIDES -- Preferred Redeemable Increased Dividend Equity Securities

PSF -- Permanent School Fund

REMIC -- Real Estate Mortgage Investment Conduit

TBA -- To Be Announced

UT -- Unlimited Tax

VRDN -- Variable Rate Demand Note

--------------------------------------------------------------------------------

                             COST OF     NET UNREALIZED    GROSS        GROSS
                           INVESTMENTS   APPRECIATION/   UNREALIZED   UNREALIZED
                               FOR       (DEPRECIATION) APPRECIATION DEPRECIATION     TOTAL
                           FEDERAL TAX    FOR FEDERAL   FOR FEDERAL  FOR FEDERAL       NET
                            PURPOSES      TAX PURPOSES  TAX PURPOSES TAX PURPOSES   ASSETS**
MARSHALL FUNDS            -------------  -------------- ------------ ------------ -------------
Equity Income Fund         $154,821,785   $19,458,808   $21,420,593   $1,961,785   $173,402,498
Value Equity Fund           244,916,687     2,821,139    13,381,221   10,560,082    195,065,640
Stock Fund                  230,730,023    19,407,352    26,789,294    7,381,942    251,583,074
Mid-Cap Stock Fund          153,717,404    21,329,173    23,457,897    2,128,724    143,235,887
International Stock Fund    134,383,535     9,253,638    16,740,676    7,487,038    143,783,031
Short-Term Income Fund      104,403,428      (649,902)      170,972      820,874    100,846,084
Intermediate Bond Fund      572,909,406    (6,731,384)      709,852    7,441,236    403,656,726
Government Income Fund      152,935,781    (2,822,233)      199,505    3,021,738    138,457,855
Intermediate Tax-Free        68,388,072       245,994       599,154      353,160     65,927,251
 Fund
Money Market Fund         1,118,654,538*            0             0            0  1,124,370,515


 *At amortized cost.

**The categories of investments are shown as a percentage of net assets at August 31, 1996.

(See Notes which are an integral part of the Financial Statements)



                      [This Page Intentionally Left Blank]




 August 31, 1996
 STATEMENTS OF ASSETS AND LIABILITIES
 (See Notes which are an integral part of the Financial Statements)

                          -------      -------      -------      -------       -------
                           EQUITY       VALUE                    MID-CAP    INTERNATIONAL
                           INCOME       EQUITY       STOCK        STOCK         STOCK
                            FUND         FUND         FUND         FUND         FUND
                          -------      -------      -------      -------       -------
ASSETS:
  Investments in
   securities, at value $149,804,593 $191,131,826 $247,107,375 $153,833,577 $143,637,173
  Investments in
   repurchase
   agreements             24,476,000   32,606,000    3,030,000    6,213,000           --
  Repurchase agreements
   held as collateral
   for securities
   lending                        --   24,000,000           --   15,000,000           --
  Cash                           931          510          979          372       41,672
  Cash denominated in
   foreign currencies
   (at identified cost,
   $98,047)                       --           --           --           --       99,663
  Income receivable          529,417      494,507      554,237       28,372      476,907
  Receivable for
   investments sold               --    2,104,156    2,314,048      579,230           --
  Receivable for
   capital stock sold        478,645      227,380       73,472      344,151      368,835
  Deferred expenses           11,823       37,016       24,112       12,785       19,323
                        ------------ ------------ ------------ ------------ ------------
    Total assets         175,301,409  250,601,395  253,104,223  176,011,487  144,643,573
                        ------------ ------------ ------------ ------------ ------------
LIABILITIES:
  Payable to Adviser         108,832           --      163,428           --           --
  Income distribution
   payable                        --           --           --           --           --
  Payable for
   investments
   purchased               1,539,890    1,596,635      647,189    1,262,463      356,523
  Payable for capital
   stock redeemed            192,515      382,534      657,653      380,789      221,110
  Payable on collateral
   due to broker                  --   53,376,922           --   30,983,400           --
  Payable for daily
   variation margin               --           --           --        4,000           --
  Payable for Dollar
   Roll Transactions              --           --           --           --           --
  Net payable for
   forward foreign
   currency exchange
   contracts                      --           --           --           --          204
  Taxes payable                   --           --           --           --       23,961
  Accrued expenses            57,674      179,664       52,879      144,948      258,744
                        ------------ ------------ ------------ ------------ ------------
   Total liabilities       1,898,911   55,535,755    1,521,149   32,775,600      860,542
                        ------------ ------------ ------------ ------------ ------------
NET ASSETS CONSIST OF:
  Paid-in-capital        141,966,845  166,006,103  196,686,251  109,679,636  129,170,134
  Net unrealized
   appreciation
   (depreciation) on
   investments,
   collateral, futures
   contracts and
   foreign currency
   translation            19,474,499    2,843,435   19,462,315   21,401,096   10,340,978
  Accumulated net
   realized gain (loss)
   on investments,
   futures contracts
   and foreign currency
   transactions           11,393,818   25,537,217   34,947,540   12,155,155    1,276,516
  Undistributed net
   investment income         567,336      678,885      486,968           --    2,995,403
                        ------------ ------------ ------------ ------------ ------------
    Total Net Assets    $173,402,498 $195,065,640 $251,583,074 $143,235,887 $143,783,031
                        ------------ ------------ ------------ ------------ ------------
NET ASSET VALUE,
 Offering Price, and
 Redemption Proceeds
 Per Share:
  Class A Shares              $13.00       $11.98       $12.16       $13.56       $11.08
  Class B Shares                  --           --           --           --           --
                        ------------ ------------ ------------ ------------ ------------
SHARES OUTSTANDING:
  Class A Shares          13,338,229   16,286,159   20,696,816   10,564,924   12,979,131
  Class B Shares                  --           --           --           --           --
                        ------------ ------------ ------------ ------------ ------------
   Total shares
    outstanding
    ($0.0001 par
    value)                13,338,229   16,286,159   20,696,816   10,564,924   12,979,131
                        ============ ============ ============ ============ ============
Investments, at
 identified cost        $154,806,094 $244,894,391 $230,675,060 $153,426,979 $133,301,606
                        ============ ============ ============ ============ ============
Investments, at tax
 cost                   $154,821,785 $244,916,687 $230,730,023 $153,717,404 $134,383,535
                        ============ ============ ============ ============ ============


                                                    MARSHALL FUNDS

------------     -------         -------         -------          -------
 SHORT-TERM    INTERMEDIATE     GOVERNMENT     INTERMEDIATE        MONEY
   INCOME          BOND           INCOME         TAX-FREE          MARKET
    FUND           FUND            FUND            FUND             FUND
------------     -------         -------         -------          -------
$ 94,341,526   $503,453,116    $137,885,548    $68,634,066     $1,084,339,538
   9,412,000     22,070,000      12,228,000             --         34,315,000
          --     40,654,906              --             --                 --
         325            785             344             --                789
          --             --              --             --                 --
     680,406      4,770,672       1,079,623        810,821          9,219,338
          --     19,160,326       9,110,129             --                 --
      15,860        700,897         207,587             --             54,752
       6,809         25,426          11,637         12,354            260,931
------------   ------------    ------------    -----------     --------------
 104,456,926    590,836,128     160,522,868     69,457,241      1,128,190,348
------------   ------------    ------------    -----------     --------------
          --             --              --             --                 --
     299,969        860,667         321,413        209,107          3,443,992
   3,169,840     11,985,711      13,433,376      3,099,835                 --
      79,177      1,162,137          73,514        174,591             39,399
          --    128,909,284              --             --                 --
          --             --              --             --                 --
          --     44,006,846       8,108,961             --                 --
          --             --              --             --                 --
          --             --              --             --                 --
      61,856        254,757         127,749         46,457            336,442
------------   ------------    ------------    -----------     --------------
   3,610,842    187,179,402      22,065,013      3,529,990          3,819,833
------------   ------------    ------------    -----------     --------------
 104,753,955    433,018,726     144,225,560     66,183,254      1,124,370,515
    (649,902)    (6,731,384)     (2,822,233)       245,994                 --
  (3,257,969)   (22,630,616)     (2,945,472)      (501,997)                --
          --             --              --             --                 --
------------   ------------    ------------    -----------     --------------
$100,846,084   $403,656,726    $138,457,855    $65,927,251     $1,124,370,515
------------   ------------    ------------    -----------     --------------
       $9.59          $9.26           $9.27          $9.83              $1.00
          --             --              --             --              $1.00
------------   ------------    ------------    -----------     --------------
  10,516,782     43,581,545      14,933,942      6,704,131      1,039,659,411
          --             --              --             --         84,711,104
============   ============    ============    ===========     ==============
  10,516,782     43,581,545      14,933,942      6,704,131      1,124,370,515
============   ============    ============    ===========     ==============
$104,403,428   $572,909,406    $152,935,781    $68,388,072     $1,118,654,538
============   ============    ============    ===========     ==============
$104,403,428   $572,909,406    $152,935,781    $68,388,072     $1,118,654,538
============   ============    ============    ===========     ==============


 Year Ended August 31, 1996
 STATEMENTS OF OPERATIONS

                           -------     -------      -------       -------      --------
                           EQUITY       VALUE                     MID-CAP    INTERNATIONAL
                           INCOME      EQUITY        STOCK         STOCK         STOCK
                            FUND        FUND          FUND         FUND          FUND
                           -------     -------      -------       -------      --------
INVESTMENT INCOME:
  Interest income        $ 1,032,576 $ 1,446,601  $    594,797  $   396,796   $   993,464
  Dividend income          4,565,441   4,073,755     5,399,747      263,071     3,629,460(a)
                         ----------- -----------  ------------  -----------   -----------
    Total income           5,598,017   5,520,356     5,994,544      659,867     4,622,924
                         ----------- -----------  ------------  -----------   -----------
EXPENSES:
  Investment advisory
   fee                     1,101,454   1,556,051     2,003,427      917,068     1,179,310
  Directors' fees              2,597       2,876         2,118        2,059         3,007
  Administrative
   personnel
   and services fees         131,196     185,501       238,801      109,258       108,298
  Custodian fees              29,372      41,495        51,706       24,455        85,000
  Portfolio accounting
   fees                       49,550      63,612        70,505       47,323        64,000
  Transfer and dividend
   disbursing agent fees
   and expenses               31,468      36,274        68,709       40,015        40,000
  Shareholder services
   fees                       29,372      41,495        53,425       24,455        23,586
  Capital stock
   registration
   costs                      21,825      36,892        38,724       19,900        15,876
  Auditing fees               11,638      12,756        13,292       10,784        18,632
  Legal fees                   6,620       7,155         6,649        6,057         6,910
  Printing and postage         8,794       6,967         6,804        8,499        28,833
  Insurance premiums           4,451       6,486         7,582        3,834         4,009
  Distribution services
   fees                           --          --            --           --            --
  Taxes                        9,556      14,976        21,767       10,474         7,613
  Miscellaneous                4,450      21,874         9,670       13,568         1,260
                         ----------- -----------  ------------  -----------   -----------
    Total expenses         1,442,343   2,034,410     2,593,179    1,237,749     1,586,334
                         ----------- -----------  ------------  -----------   -----------
DEDUCT--
  Waiver of investment
   advisory fee                   --          --            --           --            --
                         ----------- -----------  ------------  -----------   -----------
NET EXPENSES               1,442,343   2,034,410     2,593,179    1,237,749     1,586,334
                         ----------- -----------  ------------  -----------   -----------
NET INVESTMENT INCOME
 (LOSS)                    4,155,674   3,485,946     3,401,365     (577,882)    3,036,590
                         ----------- -----------  ------------  -----------   -----------
REALIZED AND UNREALIZED
 GAIN
 (LOSS) ON INVESTMENTS,
 COLLATERAL, FOREIGN
 CURRENCY
 AND FUTURES CONTRACTS:
  Net realized gain
   (loss) on
   investment
   transactions
   (identified cost
   basis)                 13,207,077  27,219,156    38,737,034   16,139,633     1,683,883
  Net realized gain on
   foreign currency
   transactions                   --          --            --           --       262,327
  Net realized gain on
   futures
   contracts (identified
   cost
   basis)                         --          --            --      344,671            --
  Net change in
   unrealized
   appreciation
   (depreciation) on
   investments,
   collateral,
   futures contracts and
   foreign currency
   translation             8,421,937 (13,487,233)  (12,626,510)   3,869,291     7,673,848
                         ----------- -----------  ------------  -----------   -----------
NET REALIZED AND
 UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS
 COLLATERAL, FOREIGN
 CURRENCY AND FUTURES
 CONTRACTS                21,629,014  13,731,923    26,110,524   20,353,595     9,620,058
                         ----------- -----------  ------------  -----------   -----------
CHANGE IN NET ASSETS
 RESULTING FROM
 OPERATIONS              $25,784,688 $17,217,869  $ 29,511,889  $19,775,713   $12,656,648
                         =========== ===========  ============  ===========   ===========


   (a)Net of Foreign taxes withheld of $562,995
   (b)Net of dollar roll interest expense of $1,894,972
   (c)Net of dollar roll interest expense of $676,797.
   (See Notes which are an integral part of the Financial Statements)


                                                    MARSHALL FUNDS

 -----------      -------           -------          -------        -------
 SHORT-TERM     INTERMEDIATE      GOVERNMENT       INTERMEDIATE      MONEY
   INCOME           BOND            INCOME           TAX-FREE       MARKET
    FUND            FUND             FUND              FUND          FUND
 -----------      -------           -------          -------        -------
 $ 6,005,772    $ 25,734,801(b)   $ 9,223,208(c)    $2,592,938    $63,816,643
          --              --               --               --             --
 -----------    ------------      -----------       ----------    -----------
   6,005,772      25,734,801        9,223,208        2,592,938     63,816,643
 -----------    ------------      -----------       ----------    -----------

     540,501       2,253,912          938,027          314,337      5,636,051
       1,799           3,239            2,380            2,292          5,112

      80,507         335,733          111,760           50,437      1,007,572
      18,017          62,565           25,014           10,478        137,721
      52,577          92,960           53,955           48,676        122,352


      32,120          38,776           76,955           26,510        145,007
      18,017          75,130           25,014           10,478        225,442

      23,110          57,710           35,646           14,955         64,516
      13,889          15,119           15,018           12,240         16,716
       7,268           7,860            7,098            2,601          8,859
       7,269           7,705            7,110            9,365          2,573
       4,020           8,693            5,305            4,811         19,738
          --              --               --               --        205,842
      10,026          34,663           11,274            2,807        116,606
       8,366          52,260            6,358            3,175         23,804
 -----------    ------------      -----------       ----------    -----------
     817,486       3,046,325        1,320,914          513,162      7,737,911
 -----------    ------------      -----------       ----------    -----------


     357,041         338,087          243,416          196,013      2,930,747
 -----------    ------------      -----------       ----------    -----------
     460,445       2,708,238        1,077,498          317,149      4,807,164
 -----------    ------------      -----------       ----------    -----------
   5,545,327      23,026,563        8,145,710        2,275,789     59,009,479
 -----------    ------------      -----------       ----------    -----------


    (479,042)      2,488,022         (620,860)         148,532             --


          --              --               --               --             --


          --              --               --               --             --



    (793,668)    (13,320,804)      (3,330,343)        (698,763)            --
 -----------    ------------      -----------       ----------    -----------


  (1,272,710)    (10,832,782)      (3,951,203)        (550,231)            --
 -----------    ------------      -----------       ----------    -----------

 $ 4,272,617    $ 12,193,781      $ 4,194,507       $1,725,558    $59,009,479
 ===========    ============      ===========       ==========    ===========


 STATEMENTS OF CHANGES IN NET ASSETS

                         --------------------------  --------------------------
                                  EQUITY                       VALUE
                                  INCOME                      EQUITY
                                   FUND                        FUND
                         --------------------------  --------------------------
                             Year          Year          Year          Year
                            Ended         Ended         Ended         Ended
                          August 31,    August 31,    August 31,    August 31,
                             1996          1995          1996          1995
                         ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
NET ASSETS
OPERATIONS--
 Net investment income
  (loss)                 $  4,155,674  $  2,689,393  $  3,485,946  $  4,197,972
 Net realized gain
  (loss) on investment
  transactions             13,207,077       797,876    27,219,156    13,637,946
 Net realized gain
  (loss) on foreign
  currency transactions            --            --            --            --
 Net realized gain on
  futures contracts                --            --            --            --
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments,
  collateral, futures
  contracts and foreign
  currency translation      8,421,937    10,665,976   (13,487,233)    8,615,958
                         ------------  ------------  ------------  ------------
  Change in net assets
   resulting from
   operations              25,784,688    14,153,245    17,217,869    26,451,876
                         ------------  ------------  ------------  ------------
DISTRIBUTIONS TO
 SHAREHOLDERS--
 Dividends to
  shareholders from net
  investment income        (4,048,209)   (2,460,822)   (3,546,870)   (3,775,982)
 Distributions to
  shareholders from net
  realized gain
  on investments           (2,218,321)           --   (14,826,135)   (2,160,660)
 Distributions to
  shareholders in excess
  of net investment
  income                           --            --            --            --
                         ------------  ------------  ------------  ------------
  Change in net assets
   from distributions to
   shareholders            (6,266,530)   (2,460,822)  (18,373,005)   (5,936,642)
                         ------------  ------------  ------------  ------------
CAPITAL STOCK
 TRANSACTIONS--
 Proceeds from sale of
  shares                   78,109,568    71,731,172    43,778,924    67,783,603
 Net asset value of
  shares issued to
  shareholders in
  payment
  of distributions
  declared                  2,944,867     1,212,846    10,799,787     2,806,140
 Cost of shares redeemed  (34,668,773)  (26,533,320)  (78,793,963)  (89,424,324)
                         ------------  ------------  ------------  ------------
  Change in net assets
   from capital stock
   transactions            46,385,662    46,410,698   (24,215,252)  (18,834,581)
                         ------------  ------------  ------------  ------------
  Change in net assets     65,903,820    58,103,121   (25,370,388)    1,680,653
NET ASSETS:
 Beginning of period      107,498,678    49,395,557   220,436,028   218,755,375
                         ------------  ------------  ------------  ------------
 End of period           $173,402,498  $107,498,678  $195,065,640  $220,436,028
                         ============  ============  ============  ============
Undistributed net
 investment income
 included in net assets
 at end of period        $    567,336  $    459,871  $    678,885  $    739,809
                         ============  ============  ============  ============
Net gain (loss) as
 computed for federal
 tax purposes            $ 13,112,886  $    556,941  $ 27,161,725  $ 13,549,583
                         ============  ============  ============  ============

*For the period from September 2, 1994 (date of initial public investment) to
 August 31, 1995.
(See Notes which are an integral part of the Financial Statements)

                                                    MARSHALL FUNDS

 --------------------------  --------------------------  --------------------------  --------------------------
                                      MID-CAP                                               SHORT-TERM
                                       STOCK                   INTERNATIONAL                  INCOME
        STOCK FUND                     FUND                     STOCK FUND                     FUND

 --------------------------  --------------------------  --------------------------  --------------------------
     Year          Year          Year          Year          Year         Period         Year          Year
    Ended         Ended         Ended         Ended         Ended         Ended         Ended         Ended
  August 31,    August 31,    August 31,    August 31,    August 31,    August 31,    August 31,    August 31,
     1996          1995          1996          1995          1996         1995*          1996          1995
 ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
 $  3,401,365  $  2,119,476  $   (577,882) $   (102,721) $  3,036,590  $  1,758,012  $  5,545,327  $  5,173,889
   38,737,034    14,035,870    16,139,633     5,757,618     1,683,883      (472,259)     (479,042)     (774,594)
           --            --            --            --       262,327      (178,615)           --            --
           --            --       344,671       146,087            --            --            --            --
  (12,626,510)   22,181,832     3,869,291    16,659,161     7,673,848     2,667,130      (793,668)      910,517
 ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
   29,511,889    38,337,178    19,775,713    22,460,145    12,656,648     3,774,268     4,272,617     5,309,812
 ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
   (3,254,360)   (2,156,613)           --       (43,289)   (2,228,753)     (354,783)   (5,545,327)   (5,299,534)
  (14,368,059)           --    (8,032,341)           --      (281,633)       (8,672)           --            --
           --            --            --       (21,475)           --            --            --            --
 ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  (17,622,419)   (2,156,613)   (8,032,341)      (64,764)   (2,510,386)     (363,455)   (5,545,327)   (5,299,534)
 ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
   52,242,455    83,952,870    64,585,992    69,072,658    62,521,333   129,883,397    69,199,369    60,772,757
   13,817,438     1,642,441     4,740,168        35,263     1,224,349       216,668     3,021,176     2,867,333
  (83,385,728) (114,911,373)  (46,089,710)  (36,889,162)  (24,156,467)  (39,463,324)  (54,374,917)  (79,829,347)
 ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  (17,325,835)  (29,316,062)   23,236,450    32,218,759    39,589,215    90,636,741    17,845,628   (16,189,257)
 ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
   (5,436,365)    6,864,503    34,979,822    54,614,140    49,735,477    94,047,554    16,572,918   (16,178,979)
  257,019,439   250,154,936   108,256,065    53,641,925    94,047,554            --    84,273,166   100,452,145
 ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
 $251,583,074  $257,019,439  $143,235,887  $108,256,065  $143,783,031  $ 94,047,554  $100,846,084  $ 84,273,166
 ============  ============  ============  ============  ============  ============  ============  ============
 $    486,968  $    339,963            --            --  $  2,995,403  $  1,777,487            --            --
 ============  ============  ============  ============  ============  ============  ============  ============
 $ 38,743,777  $ 10,625,913  $ 16,225,854  $  4,632,874  $  1,584,255  $      8,481  $   (556,158) $ (1,898,650)
 ============  ============  ============  ============  ============  ============  ============  ============



 STATEMENTS OF CHANGES IN NET ASSETS

(See Notes which are an integral part of the Financial Statements)

                                                   ---------------------------
                                                          INTERMEDIATE
                                                           BOND FUND
                                                   ---------------------------
                                                       Year          Year
                                                      Ended          Ended
                                                    August 31,    August 31,
                                                       1996          1995
                                                   ------------  -------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS--
 Net investment income                             $ 23,026,563  $  22,151,927
 Net realized gain (loss) on investments              2,488,022    (10,004,792)
 Net change in unrealized appreciation
  (depreciation) of investments,
  collateral, futures contracts, and foreign
  currency translation                              (13,320,804)    15,428,567
                                                   ------------  -------------
   Change in net assets resulting from operations    12,193,781     27,575,702
                                                   ------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS--
 Dividends to shareholders from net investment
  income:
  Class A Shares                                    (23,026,563)   (22,676,934)
  Class B Shares                                             --             --
 Distributions to shareholders from net realized
  gain on investments                                        --             --
                                                   ------------  -------------
   Change in net assets from distributions to
    shareholders                                    (23,026,563)   (22,676,934)
                                                   ------------  -------------
CAPITAL STOCK TRANSACTIONS--
 Proceeds from sale of shares                       152,140,924    145,019,009
 Net asset value of shares issued to shareholders
  in payment of dividends declared                   14,029,528     13,873,286
 Cost of shares redeemed                            (95,751,626)  (177,460,054)
                                                   ------------  -------------
   Change in net assets from capital stock
    transactions                                     70,418,826    (18,567,759)
                                                   ------------  -------------
   Change in net assets                              59,586,044    (13,668,991)
NET ASSETS:
 Beginning of period                                344,070,682    357,739,673
                                                   ------------  -------------
 End of period                                     $403,656,726  $ 344,070,682
                                                   ============  =============
Undistributed net investment income included in
 net assets at end of period                                 --             --
                                                   ============  =============
Net gain (loss) as computed for federal tax
 purposes                                          $ (6,100,494) $ (16,531,233)
                                                   ============  =============


                                                    MARSHALL FUNDS

 --------------------------  -------------------------  --------------------------------
        GOVERNMENT                 INTERMEDIATE                      MONEY
          INCOME                     TAX-FREE                       MARKET
           FUND                        FUND                          FUND

 --------------------------  -------------------------  --------------------------------
     Year          Year         Year          Year           Year             Year
    Ended         Ended         Ended        Ended           Ended            Ended
  August 31,    August 31,   August 31,    August 31,     August 31,       August 31,
     1996          1995         1996          1995           1996             1995
 ------------  ------------  -----------  ------------  ---------------  ---------------
 $  8,145,710  $  5,539,282  $ 2,275,789  $  1,768,807  $    59,009,479  $    59,092,790
     (620,860)      838,530      148,532      (440,633)              --               --
   (3,330,343)    2,289,136     (698,763)    1,354,952               --               --
 ------------  ------------  -----------  ------------  ---------------  ---------------
    4,194,507     8,666,948    1,725,558     2,683,126       59,009,479       59,092,790
 ------------  ------------  -----------  ------------  ---------------  ---------------
   (8,145,710)   (5,651,424)  (2,275,789)   (1,768,807)     (55,633,616)     (57,991,992)
           --            --           --            --       (3,375,863)      (1,100,798)
           --            --           --            --               --               --
 ------------  ------------  -----------  ------------  ---------------  ---------------
   (8,145,710)   (5,651,424)  (2,275,789)   (1,768,807)     (59,009,479)     (59,092,790)
 ------------  ------------  -----------  ------------  ---------------  ---------------
   55,044,557    65,993,189   28,270,867    21,065,244    3,908,130,179    3,145,304,448
    4,687,901     3,624,389      249,701       141,974       13,501,781        7,699,494
  (21,030,976)  (33,748,572)  (8,093,895)  (11,282,666)  (3,956,214,914)  (2,973,967,126)
 ------------  ------------  -----------  ------------  ---------------  ---------------
   38,701,482    35,869,006   20,426,673     9,924,552      (34,582,954)     179,036,816
 ------------  ------------  -----------  ------------  ---------------  ---------------
   34,750,279    38,884,530   19,876,442    10,838,871      (34,582,954)     179,036,816
  103,707,576    64,823,046   46,050,809    35,211,938    1,158,953,469      979,916,653
 ------------  ------------  -----------  ------------  ---------------  ---------------
 $138,457,855  $103,707,576  $65,927,251  $ 46,050,809  $ 1,124,370,515  $ 1,158,953,469
 ============  ============  ===========  ============  ===============  ===============
           --            --           --            --               --               --
 ============  ============  ===========  ============  ===============  ===============
 $   (983,300) $ (1,806,126) $  (247,302) $   (254,695)              --               --
 ============  ============  ===========  ============  ===============  ===============


 FINANCIAL HIGHLIGHTS

                                                                              Distributions to
                                                                                shareholders
                                     Net realized                                 from net
                                          and                                 realized gain on
                                      unrealized                                 investment
                                    gain/(loss) on               Dividends to  transactions,   Distributions to
 Period   Net asset                  investments,                shareholders     futures      shareholders in
  Ended    value,        Net      collateral, futures Total from   from net    contracts, and   excess of net
 August   beginning  investment     contracts, and    investment  investment  foreign currency    investment
   31,    of period income/(loss)  foreign currency   operations    income      transactions        income
 ------   --------- ------------- ------------------- ---------- ------------ ---------------- ----------------
 EQUITY INCOME FUND
 1994(b)   $10.00        0.28            (0.09)          0.19       (0.23)            --               --
 1995      $ 9.96        0.33             1.26           1.59       (0.33)            --               --
 1996      $11.22        0.34             2.00           2.34       (0.35)         (0.21)
 VALUE EQUITY FUND
 1994(b)   $10.00        0.12             0.93           1.05       (0.10)            --               --
 1995      $10.95        0.22             1.22           1.44       (0.20)         (0.11)              --
 1996      $12.08        0.21             0.78           0.99       (0.21)         (0.88)              --
 STOCK FUND
 1993(a)   $10.00        0.10             0.07           0.17       (0.09)            --               --
 1994      $10.08        0.07            (0.03)          0.04       (0.07)            --               --
 1995      $10.05        0.09             1.59           1.68       (0.09)            --               --
 1996      $11.64        0.16             1.17           1.33       (0.15)         (0.66)              --
 MID-CAP STOCK FUND
 1994(b)   $10.00        0.02            (0.29)         (0.27)      (0.01)         (0.03)              --
 1995      $ 9.69       (0.00)            2.62           2.62       (0.01)            --            (0.00)
 1996      $12.30       (0.06)            2.24           2.18          --          (0.92)              --
 INTERNATIONAL STOCK FUND
 1995(g)   $10.00        0.20             0.01           0.21       (0.05)         (0.00)              --
 1996      $10.16        0.21             0.96           1.17       (0.22)         (0.03)              --
 SHORT-TERM INCOME FUND
 1993(c)   $10.00        0.40            (0.05)          0.35       (0.40)            --               --
 1994      $ 9.95        0.45            (0.25)          0.20       (0.44)            --               --
 1995      $ 9.71        0.56             0.05           0.61       (0.58)            --               --
 1996      $ 9.74        0.62            (0.15)          0.47       (0.62)            --               --
 INTERMEDIATE BOND FUND
 1993(a)   $10.00        0.46             0.33           0.79       (0.39)            --               --
 1994      $10.40        0.61            (0.81)         (0.20)      (0.67)         (0.17)              --
 1995      $ 9.36        0.61             0.16           0.77       (0.62)            --               --
 1996      $ 9.51        0.58            (0.25)          0.33       (0.58)            --               --
 GOVERNMENT INCOME FUND
 1993(d)   $10.00        0.47             0.16           0.63       (0.41)            --               --
 1994      $10.22        0.64            (0.78)         (0.14)      (0.68)         (0.14)              --
 1995      $ 9.26        0.60             0.26           0.86       (0.62)            --               --
 1996      $ 9.51        0.62            (0.24)          0.38       (0.62)            --               --
 INTERMEDIATE TAX-FREE FUND
 1994(e)   $10.00        0.19            (0.29)         (0.10)      (0.19)            --               --
 1995      $ 9.71        0.42             0.20           0.62       (0.42)            --               --
 1996      $ 9.91        0.43            (0.08)          0.35       (0.43)            --               --
 MONEY MARKET FUND--CLASS A SHARES
 1993(a)   $ 1.00        0.02               --           0.02       (0.02)            --               --
 1994      $ 1.00        0.03               --           0.03       (0.03)            --               --
 1995      $ 1.00        0.05               --           0.05       (0.05)            --               --
 1996      $ 1.00        0.05               --           0.05       (0.05)            --               --
 MONEY MARKET FUND--CLASS B SHARES
 1993(f)   $ 1.00        0.02               --           0.02       (0.02)            --               --
 1994      $ 1.00        0.03               --           0.03       (0.03)            --               --
 1995      $ 1.00        0.05               --           0.05       (0.05)            --               --
 1996      $ 1.00        0.05               --           0.05       (0.05)            --               --


 (a) Reflects operations for the period from November 23, 1992 (date of initial public investment) to August 31, 1993.
 (b) Reflects operations for the period from October 1, 1993 (date of initial public investment) to August 31, 1994.
 (c) Reflects operations for the period from November 2, 1992 (date of initial public investment) to August 31, 1993.
 (d) Reflects operations for the period from December 14, 1992 (date of initial public investment) to August 31, 1993.
 (e) Reflects operations for the period from February 2, 1994 (date of initial public investment) to August 31, 1994.
 (f) Reflects operations for the period from December 17, 1992 (date of initial public investment) to August 31, 1993.
 (g) Reflects operations for the period from September 2, 1994 (date of initial public investment) to August 31, 1995.
 (h) Based on net asset value.
 (i) Computed on an annualized basis.
 (j) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(See Notes which are an integral part of the Financial Statements)
(For a share outstanding throughout each period)



                                                    MARSHALL FUNDS

                                      Ratios to Average Net Assets
                                    --------------------------------
                                                                       Net assets,
               Net asset                          Net                    end of      Average   Portfolio
    Total      value, end   Total              investment   Expense      period     commission turnover
distributions  of period  return(h) Expenses     income    waiver(j)  (000 omitted) rate paid    rate
-------------  ---------- --------- --------   ----------  ---------  ------------- ---------- ---------
    (0.23)       $ 9.96     2.02%    1.01%(i)     3.30%(i)   0.16%(i)  $   49,396       --         44%
    (0.33)       $11.22    16.40%    1.01%        3.45%      0.09%     $  107,499       --         43%
    (0.56)       $13.00    21.20%    0.98%        2.83%       --       $  173,402    $0.0450       60%
    (0.10)       $10.95    10.59%    1.00%(i)     1.82%(i)   0.15%(i)  $  218,755       --         39%
    (0.31)       $12.08    13.57%    0.96%        1.98%       --       $  220,436       --         78%
    (1.09)       $11.98     8.53%    0.98%        1.68%       --       $  195,066    $0.0592       67%

    (0.09)       $10.08     1.67%    0.94%(i)     1.39%(i)   0.03%(i)  $  309,128       --         98%
    (0.07)       $10.05     0.44%    0.99%        0.77%      0.01%     $  250,155       --         86%
    (0.09)       $11.64    16.85%    0.98%        0.88%      0.01%     $  257,019       --         79%
    (0.81)       $12.16    11.56%    0.97%        1.28%       --       $  251,583    $0.0600      147%
    (0.04)       $ 9.69    (2.74%)   1.01%(i)     0.23%(i)   0.28%(i)  $   53,642                 113%
    (0.01)       $12.30    27.06%    1.01%       (0.13%)     0.08%     $  108,256                 157%
    (0.92)       $13.56    18.92%    1.01%       (0.47%)      --       $  143,236    $0.0598      189%
    (0.05)       $10.16     2.11%    1.54%(i)     2.42%(i)   0.04%(i)  $   94,048       --         61%
    (0.25)       $11.08    11.71%    1.35%        2.58%       --       $  143,783    $0.0059       26%
    (0.40)       $ 9.95     3.57%    0.50%(i)     4.91%(i)   0.51%(i)  $   74,742       --         79%
    (0.44)       $ 9.71     2.05%    0.50%        4.58%      0.39%     $  100,452       --        185%
    (0.58)       $ 9.74     6.47%    0.51%        5.78%      0.40%     $   84,273       --        194%
    (0.62)       $ 9.59     4.92%    0.51%        6.16%      0.40%     $  100,846       --        144%
    (0.39)       $10.40     7.99%    0.70%(i)     6.08%(i)   0.10%(i)  $  346,808       --        220%
    (0.84)       $ 9.36    (2.02%)   0.71%        6.26%      0.11%     $  357,740       --        228%
    (0.62)       $ 9.51     8.58%    0.71%        6.50%      0.08%     $  344,071       --        232%
    (0.58)       $ 9.26     3.52%    0.72%        6.14%      0.09%     $  403,657       --        201%
    (0.41)       $10.22     6.40%    0.85%(i)     6.56%(i)   0.33%(i)  $   57,822       --        218%
    (0.82)       $ 9.26    (1.34%)   0.86%        6.58%      0.40%     $   64,823       --        175%
    (0.62)       $ 9.51     9.78%    0.86%        6.54%      0.26%     $  103,708       --        360%
    (0.62)       $ 9.27     4.02%    0.86%        6.51%      0.19%     $  138,458       --        268%
    (0.19)       $ 9.71    (0.94%)   0.62%(i)     3.58%(i)   0.59%(i)  $   35,212       --         45%
    (0.42)       $ 9.91     6.58%    0.61%        4.35%      0.47%     $   46,051       --        105%
    (0.43)       $ 9.83     3.57%    0.61%        4.34%      0.37%     $   65,927       --         41%
    (0.02)       $ 1.00     2.33%    0.40%(i)     2.97%(i)   0.28%(i)  $  775,890       --         --
    (0.03)       $ 1.00     3.41%    0.40%        3.40%      0.29%     $  967,988       --         --
    (0.05)       $ 1.00     5.57%    0.41%        5.44%      0.26%     $1,128,623       --         --
    (0.05)       $ 1.00     5.39%    0.41%        5.29%      0.26%     $1,039,659       --         --
    (0.02)       $ 1.00     1.89%    0.72%(i)     2.72%(i)   0.28%(i)  $    1,980       --         --
    (0.03)       $ 1.00     3.11%    0.70%        3.39%      0.29%     $   11,929       --         --
    (0.05)       $ 1.00     5.25%    0.71%        5.21%      0.26%     $   30,331       --         --
    (0.05)       $ 1.00     5.07%    0.71%        4.92%      0.26%     $   84,711       --         --



August 31, 1996
NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION

  Marshall Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company. The Corporation consists of eleven diversified portfolios (individually referred to as the "Fund", or collectively as the "Funds") which are presented herein:

        PORTFOLIO NAME                                               INVESTMENT OBJECTIVE
        --------------                                               --------------------
Marshall Equity Income Fund ("Equity Income Fund")                    Above-average dividend income with appreciation of capital.
Marshall Value Equity Fund ("Value Equity Fund")                      Long-term capital growth and income.
Marshall Stock Fund ("Stock Fund")                                    Growth of capital and income.
Marshall Mid-Cap Stock Fund ("Mid-Cap Stock Fund")                    Appreciation of capital.
Marshall International Stock Fund ("International Stock Fund")        Long-term capital growth.
Marshall Short-Term Income Fund ("Short-Term Income Fund")            Maximize total return consistent with current income.
Marshall Intermediate Bond Fund ("Intermediate Bond Fund")            Maximize total return consistent with current income.
Marshall Government Income Fund ("Government Income Fund")            Current income.
Marshall Intermediate Tax-Free Fund ("Intermediate Tax-Free Fund")    Provide as high a level of income that is exempt from federal income tax as is consistent with preservation of capital.
Marshall Money Market Fund ("Money Market Fund")                      Current income consistent with stability of principal.
Marshall Small-Cap Stock Fund ("Small-Cap Stock Fund")*               Appreciation of capital


  Money Market Fund is offered in two classes of shares: Class A Shares and Class B Shares. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

*As of August 31, 1996, Small-Cap Stock Fund was effective, but had no public investment.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

  Investment Valuations--Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities and investments in closed-end investment companies are valued at the last sale price reported on a national securities exchange. Money Market Fund uses the amortized cost method to value portfolio securities in accordance with Rule 2a-7 under the Act. For fluctuating net asset value funds within the Corporation, short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

  Repurchase Agreements--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction, including accrued interest.

  The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser (or sub-adviser with respect to International Stock Fund) to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

  Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded after the ex-dividend date based upon when information becomes available to the Fund.

  Federal Taxes--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

  However, federal taxes may be imposed on International Stock Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign dividends have been provided for in accordance with International Stock Fund's understanding of the applicable country's tax rules and rates.

  At August 31, 1996, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as listed below:



--------------------------------------------------------------------------------

                        CAPITAL LOSS CAPITAL LOSS CAPITAL LOSS
                        CARRYFORWARD CARRYFORWARD CARRYFORWARD      TOTAL
                        TO EXPIRE IN TO EXPIRE IN  TO EXPIRE IN CAPITAL LOSS
FUND                        2002         2003         2004      CARRYFORWARDS
----                    ------------ ------------ ------------- -------------
Short-Term Income Fund    $302,405   $ 1,898,650   $  556,158    $ 2,757,213
Intermediate Bond Fund          --   $16,531,233   $6,100,494    $22,631,727
Government Income Fund    $155,781   $ 1,806,126           --    $ 1,961,907
Intermediate Tax-Free
Fund                            --   $   254,695   $  247,302    $   501,997

--------------------------------------------------------------------------------

  Net realized capital losses on Short-Term Income Fund and Government Income Fund of $500,756 and $983,300, respectively, attributable to security transactions incurred after October 31, 1995, are treated as arising on the first day of the Fund's next taxable year (September 1, 1996).

  Net realized losses on International Stock Fund of $77,314, attributable to foreign currency transactions incurred after October 31, 1995, are treated as arising on the first day of International Stock Fund's next taxable year (September 1, 1996).

  When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  Deferred Expenses--The costs incurred by each Fund with respect to registration of their shares in their first fiscal year, excluding the initial expense of registering their shares, have been deferred and are being amortized using the straight-line method over a period of five years from each Fund's commencement date.

  Futures Contracts--Mid-Cap Stock Fund purchases stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

  At August 31, 1996, Mid-Cap Stock Fund had outstanding futures contracts as set forth below:

--------------------------------------------------------------------------------

  EXPIRATION                CONTRACTS                                   UNREALIZED
     DATE                  TO RECEIVE                 POSITION         DEPRECIATION
  ----------               ----------                 --------         ------------
September 1996      40 S&P Midcap 400 Futures           Long             $218,502

--------------------------------------------------------------------------------

  Foreign Exchange Contracts--International Stock Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked to market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At August 31, 1996, International Stock Fund had outstanding foreign exchange contracts as set forth below:

--------------------------------------------------------------------------------

  SETTLEMENT               COMMITMENTS TO                     CONTRACTS  UNREALIZED
     DATE                 DELIVER/RECEIVE     IN EXCHANGE FOR AT VALUE  DEPRECIATION
  ----------           ---------------------- --------------- --------- ------------
Contracts Sold:
September 3, 1996       272,847 French Francs     $53,731      $53,898      $167
September 3, 1996        55,428 French Francs     $10,915      $10,949        34
Contracts  Purchased:
September 3, 1996        69,951 Norwegian Krone   $ 9,826       $9,823         3
                                                                            ----
Total Unrealized Depreciation on Foreign Exchange Contracts                 $204
                                                                            ----

--------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS (CONTINUED)


  Foreign Currency Translation--The accounting records of International Stock Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FCs") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

  Dollar Roll Transactions--The Funds, except for Money Market Fund, may enter into dollar roll transactions, with respect to mortgage securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds sell mortgage securities to financial institutions and simultaneously agree to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are short-term financing arrangements which will not exceed twelve months. The Funds will use the proceeds generated from the transactions to invest in short-term investments, which may enhance current yield and total return.

  Securities Lending--The Funds may participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral is maintained at a minimum level of 100% of the market value on securities loaned, plus interest, if applicable. The Funds reimburse the custodian for the costs directly associated with the Funds' participation in the securities lending program, subject to a maximum.

  As of August 31, 1996, collateral held for securities loaned was as follows:

--------------------------------------------------------------------------------

                         MARKET VALUE OF  MARKET VALUE
FUND                    SECURITIES LOANED OF COLLATERAL
----                    ----------------- -------------
Value Equity Fund         $ 51,371,312    $ 53,376,922
Mid-Cap Stock Fund        $ 29,975,347    $ 30,983,400
Intermediate Bond Fund    $124,298,388    $128,909,284

--------------------------------------------------------------------------------

  Reclassification--Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are attributable to differing book/tax treatments for net operating losses, mark to market of Passive Foreign Investment Companies, and foreign currency transactions. Amounts as of August 31, 1996, have been reclassified to reflect the following:

--------------------------------------------------------------------------------

                                    INCREASE (DECREASE)
                          -----------------------------------------
                                     ACCUMULATED
                           PAID-IN   NET REALIZED UNDISTRIBUTED NET
FUND NAME                  CAPITAL    GAIN/LOSS   INVESTMENT INCOME
---------                 ---------  ------------ -----------------
International Stock Fund  $(620,513)   $210,434       $410,079
Mid-Cap Stock Fund                    ($577,882)      $577,882

--------------------------------------------------------------------------------

  Net investment income, net realized gains/losses, and net assets were not affected by this change.

  Restricted Securities--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. International Stock Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee. Money Market Fund's restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940.


  Additional information on each restricted security held by International Stock Fund at August 31, 1996, is as follows:

--------------------------------------------------------------------------------

SECURITY                                 ACQUISITION DATE(S) ACQUISITION COST
--------                                 ------------------- ----------------
Telefonica De Argentina S.A., ADR          9/7/94 - 8/21/96      $983,996
Qantas Airways, ADR                       7/31/95 -  3/7/96      $832,511
Komercni Banka A.S., GDR                  5/22/96 - 6/17/96      $316,800
MOL Magyar Olay, ADR                     11/22/95 -  5/7/96      $806,418
Philippine Long Distance Telephone Co.,
GDR                                       9/29/95                $499,980

--------------------------------------------------------------------------------

  Additional information on each restricted security held by Money Market Fund at August 31, 1996, is as follows:

--------------------------------------------------------------------------------

SECURITY                                   ACQUISITION DATE(S) ACQUISITION COST
--------                                   ------------------- ----------------
J.P. Morgan & Co., Inc., 5.479%, 9/1/1996  11/28/94 - 10/23/95   $52,200,000
Republic National Bank of New York,
5.463%, 9/3/1996                            2/16/96 -  7/22/96   $30,000,000
Danaher Corp., 5.413%-5.441%, 9/1/1996     10/31/95 -  7/10/96   $20,000,000
Willamette Industries, Inc., 5.36%,
9/3/1996                                     2/7/96 -  4/25/96   $20,000,000
Commonwealth Life Insurance, 5.76%,
9/1/1996                                     9/2/94              $40,000,000
Jackson National Life Insurance Company,
5.70%, 10/1/1996                             4/8/96              $50,000,000
Transamerica National Life Insurance and
Annuity Co., 5.563%, 10/1/1996              1/15/96              $40,000,000
Travelers Insurance Co., 5.648%,
10/1/1996                                   1/19/96              $50,000,000
Haworth, Inc., 5.433%, 9/3/1996             6/27/96              $15,000,000
Wisconsin Public Service, 5.32%, 9/3/1996   5/20/94              $10,000,000

--------------------------------------------------------------------------------

  Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  Other--Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

  The Articles of Incorporation permit the Directors to issue 50 billion full and fractional shares of common stock, par value $0.0001 per share. At August 31, 1996, the capital paid-in was as follows:

--------------------------------------------------------------------------------

FUND                        CAPITAL PAID-IN
----                        ---------------
Equity Income Fund            $141,966,845
Value Equity Fund             $166,006,103
Stock Fund                    $196,686,251
Mid-Cap Stock Fund            $109,679,636
International Stock Fund      $129,170,134
Short-Term Income Fund        $104,753,955
Intermediate Bond Fund        $433,018,726
Government Income Fund        $144,225,560
Intermediate Tax-Free Fund     $66,183,254
Money Market Fund           $1,124,370,515

--------------------------------------------------------------------------------


 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  Transactions in capital stock were as follows:
--------------------------------------------------------------------------------

                          ------------------------------- ------------------------------- -------------------------------
                                EQUITY INCOME FUND               VALUE EQUITY FUND                  STOCK FUND
                          ------------------------------- ------------------------------- -------------------------------
                            YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                          AUGUST 31, 1996 AUGUST 31, 1995 AUGUST 31, 1996 AUGUST 31, 1995 AUGUST 31, 1996 AUGUST 31, 1995
                          --------------- --------------- --------------- --------------- --------------- ---------------
Shares sold                  6,255,226       7,087,265       3,603,620       6,271,401       4,298,980        8,136,287
Shares issued to
 shareholders in payment
 of distributions
 declared                      238,663         118,743         930,711         268,477       1,144,142          159,631
Shares redeemed             (2,740,860)     (2,580,728)     (6,491,712)     (8,276,005)     (6,826,659)     (11,113,456)
                            ----------      ----------      ----------      ----------      ----------      -----------
Net change resulting
 from share transactions     3,753,029       4,625,280      (1,957,381)     (1,736,127)     (1,383,537)      (2,817,538)
                            ==========      ==========      ==========      ==========      ==========      ===========

                          ------------------------------- -------------------------------- -------------------------------
                                MID-CAP STOCK FUND            INTERNATIONAL STOCK FUND         SHORT-TERM INCOME FUND
                          ------------------------------- -------------------------------- -------------------------------
                            YEAR ENDED      YEAR ENDED      YEAR ENDED      PERIOD ENDED     YEAR ENDED      YEAR ENDED
                          AUGUST 31, 1996 AUGUST 31, 1995 AUGUST 31, 1996 AUGUST 31, 1995* AUGUST 31, 1996 AUGUST 31, 1995
                          --------------- --------------- --------------- ---------------- --------------- ---------------
Shares sold                  4,934,068       6,886,800       5,874,333       13,379,463       7,157,123       6,280,358
Shares issued to
 shareholders in payment
 of distributions
 declared                      406,183           3,751         120,388           23,373         311,379         296,781
Shares redeemed             (3,579,779)     (3,622,137)     (2,273,523)      (4,144,903)     (5,605,778)     (8,263,080)
                            ----------      ----------      ----------       ----------      ----------      ----------
Net change resulting
 from share transactions     1,760,472       3,268,414       3,721,198        9,257,933       1,862,724      (1,685,941)
                            ==========      ==========      ==========       ==========      ==========      ==========
-------------------------------------------------------------------------------------------------------------------------

                              INTERMEDIATE BOND FUND          GOVERNMENT INCOME FUND        INTERMEDIATE TAX-FREE FUND
                          ------------------------------- ------------------------------- -------------------------------
                            YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                          AUGUST 31, 1996 AUGUST 31, 1995 AUGUST 31, 1996 AUGUST 31, 1995 AUGUST 31, 1996 AUGUST 31, 1995
                          --------------- --------------- --------------- --------------- --------------- ---------------
Shares sold                  15,992,321      15,646,570      5,753,556       7,182,308       2,848,116       2,185,693
Shares issued to
 shareholders in payment
 of distributions
declared                      1,476,468       1,495,282        494,460         393,550          25,159          14,635
Shares redeemed             (10,085,356)    (19,146,997)    (2,222,851)     (3,668,777)       (816,031)     (1,180,355)
                            -----------     -----------     ----------      ----------       ---------      ----------
Net change resulting
from  share transactions      7,383,433      (2,005,145)     4,025,165       3,907,081       2,057,244       1,019,973
                            ===========     ===========     ==========      ==========       =========      ==========
-------------------------------------------------------------------------------------------------------------------------

                                                    MONEY MARKET FUND
                                             --------------------------------
                                               YEAR ENDED       YEAR ENDED
                                             AUGUST 31, 1996  AUGUST 31, 1995
CLASS A SHARES                               ---------------  ---------------
Shares sold                                    3,347,680,311    3,007,907,156
Shares issued to shareholders in payment of       10,071,706        6,704,839
distributions declared
Shares redeemed                               (3,446,715,442)  (2,853,976,863)
                                             ---------------  ---------------
Net change resulting from Class A Share          (88,963,425)     160,635,132
transactions
                                             ===============  ===============
------------------------------------------------------------------------------
                                                    MONEY MARKET FUND
                                             --------------------------------
                                               YEAR ENDED       YEAR ENDED
CLASS B SHARES                               AUGUST 31, 1996  AUGUST 31, 1995
                                             ---------------  ---------------
Shares sold                                      560,449,868      137,397,292
Shares issued to shareholders in payment of        3,430,075          994,655
distributions declared
Shares redeemed                                 (509,499,472)    (119,990,263)
                                             ---------------  ---------------
Net change resulting from Class B Share           54,380,471       18,401,684
transactions
                                             ---------------  ---------------
Net change resulting from Fund Share             (34,582,954)     179,036,816
transactions
                                             ===============  ===============
------------------------------------------------------------------------------

* For the period from September 2, 1994 (date of initial public investment) to August 31, 1995.



4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  Investment Advisory Fee--M&I Investment Management Corp., the Funds' investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets as listed below. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.
--------------------------------------------------------------------------------

  FUND                        ANNUAL RATE
  ----                        -----------
  Equity Income Fund             0.75%
  Value Equity Fund              0.75%
  Stock Fund                     0.75%
  Mid-Cap Stock Fund             0.75%
  International Stock Fund       1.00%
  Short-Term Income Fund         0.60%
  Intermediate Bond Fund         0.60%
  Government Income Fund         0.75%
  Intermediate Tax-Free Fund     0.60%
  Money Market Fund              0.50%

--------------------------------------------------------------------------------

  Templeton Investment Counsel, Inc., is the sub-adviser ("Sub-Adviser") for International Stock Fund. The Adviser compensates the Sub-Adviser based on the level of average aggregate daily net assets of International Stock Fund.

  Administrative Fee--Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Funds with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of the Corporation for the period.

  Distribution Services Fee--International Stock Fund and Money Market Fund have adopted Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the Act. Under the terms of the Plans, International Stock Fund and Money Market Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of each Fund to finance activities intended to result in the sale of International Stock Fund's shares and Money Market Fund's Class B Shares. The Plans provide that each Fund may incur distribution expenses up to 0.25% and 0.30%, respectively, of the average daily net assets of International Stock Fund and Money Market Fund's Class B Shares annually, to compensate FSC. As of August 31, 1996, International Stock Fund paid no distribution fee.

  Shareholder Services Fee--Marshall Funds Investors Services ("MFIS") is the Funds' shareholder servicing agent. Under the terms of a shareholder service agreement with MFIS, the Funds will pay MFIS a fee to obtain certain services for shareholders and for the maintenance of shareholder accounts. The fee is based on the level of each Fund's average daily net assets for the period.

  Transfer and Dividend Disbursing Agent Fees and Expenses--FServ through its subsidiary, Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

  Portfolio Accounting Fees--FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

  Custodian Fees--Marshall & Ilsley Trust Co. is the Funds custodian. Marshall & Illsley Trust Co. receives fees based on the level of each Fund's average daily net assets for the period. The custodian also charges a fee in connection with securities lending activities of the Funds.

  Organizational Expenses--Organizational expenses were borne initially by FServ. The Funds have agreed to reimburse FServ for the organizational expenses during the five year period following each Fund's effective date. For the year ended August 31, 1996, the following amounts were paid pursuant to this agreement:


 NOTES TO FINANCIAL STATEMENTS (CONTINUED)



--------------------------------------------------------------------------------

                              ORGANIZATIONAL ORGANIZATIONAL
  FUND                           EXPENSES    EXPENSES PAID
  ----                        -------------- --------------
  Equity Income Fund             $18,857         $3,876
  Value Equity Fund              $18,485         $3,851
  Stock Fund                     $30,018         $7,251
  Mid-Cap Stock Fund             $16,434         $3,424
  International Stock Fund       $18,401         $1,745
  Short-Term Income Fund         $23,033         $6,093
  Intermediate Bond Fund         $23,413         $5,408
  Government Income Fund         $22,735         $5,231
  Intermediate Tax-Free Fund     $16,416         $3,268
  Money Market Fund              $59,536        $14,762

--------------------------------------------------------------------------------

  General--Certain of the Officers and Directors of the Corporation are Officers and Directors of the above companies.

5. INVESTMENT TRANSACTIONS

  Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1996, were as follows:

--------------------------------------------------------------------------------

  FUND                         PURCHASES      SALES
  ----                        ------------ ------------
  Equity Income Fund          $112,207,203  $76,934,097
  Value Equity Fund           $120,638,682 $170,235,747
  Stock Fund                  $376,190,056 $397,279,112
  Mid-Cap Stock Fund          $234,061,576 $221,106,325
  International Stock Fund     $65,339,977  $28,191,751
  Short-Term Income Fund      $131,034,128 $120,438,337
  Intermediate Bond Fund      $836,422,215 $767,479,932
  Government Income Fund      $404,984,814 $366,867,374
  Intermediate Tax-Free Fund   $38,063,307  $21,242,346

--------------------------------------------------------------------------------

6. CONCENTRATION OF CREDIT RISK

  International Stock Fund invests in equity and fixed income securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

7. SUBSEQUENT EVENT

  Effective September 6, 1996, Federated Shareholder Services ("FSS") became the Shareholder servicing agent for all of the Marshall Funds except for the Money Market Fund. Under the terms of a Shareholder Services Agreement with FSS, the Funds' will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.



REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and Board of Directors of

MARSHALL EQUITY INCOME FUND
MARSHALL VALUE EQUITY FUND
MARSHALL STOCK FUND
MARSHALL MID-CAP STOCK FUND
MARSHALL INTERNATIONAL STOCK FUND
MARSHALL SHORT-TERM INCOME FUND
MARSHALL INTERMEDIATE BOND FUND
MARSHALL GOVERNMENT INCOME FUND
MARSHALL INTERMEDIATE TAX-FREE FUND
MARSHALL MONEY MARKET FUND

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio of investments of the Marshall Equity Income Fund, the Marshall Value Equity Fund, the Marshall Stock Fund, the Marshall Mid-Cap Stock Fund, the Marshall International Stock Fund, the Marshall Short-Term Income Fund, the Marshall Intermediate Bond Fund, the Marshall Government Income Fund, the Marshall Intermediate Tax-Free Fund, and the Marshall Money Market Fund (the ten portfolios constituting the Marshall Funds, Inc., a Wisconsin corporation), as of August 31, 1996, and the related statements of operations, changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Marshall Funds, Inc., as identified above, the results of their operations, the changes in their net assets and their financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                      Arthur Andersen LLP

Pittsburgh, Pennsylvania,
 October 10, 1996




                      [This Page Intentionally Left Blank]



DIRECTORS                        OFFICERS

Ody J. Fish                      Edward C. Gonzales
John DeVincentis                   Chairman and Treasurer

Edward C. Gonzales
Paul E. Hassett                  James F. Duca, II
                                   President

                                 Joseph S. Machi
                                   Vice President and Assistant Treasurer
                                 Peter J. Germain
                                   Secretary

                                 C. Todd Gibson
                                   Assistant Secretary




  Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal
     Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

 This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning the Fund's objective and policies, management fees, expenses, and other information.




                      [This Page Intentionally Left Blank]
A. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graphic presentation. The Marshall Equity Fund (`Equity Income Fund') is represented by a solid line, whereas Standard & Poor's 500 Index is represented by a broken line and Lipper Equity Income Funds Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Equity Income Fund and Standard & Poor's 500 Index and Lipper Equity Income Funds Index for the period from September 30, 1993 (start of performance) to August 31, 1996. The `y'' axis reflects the cost of the investment. The `x'' axis reflects computation periods from the ending value in the hypothetical investment in the Equity Income Fund as compared to Standard & Poor's 500 Index and Lipper Equity Income Funds Index; the ending values are $14,392, $15,326, and $13,974, respectively. Beneath the list of components that correspond to the line graph are the following total return data for the Equity Income Fund: total return figures for the one-year period, start of performance to date cumulative total return, and start of performance to date average annualized total return are as follows: 21.20%; 43.93%; and 13.28%, respectively.

B. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graphic presentation. The Marshall Value Equity Fund (`Value Equity Fund'') is represented by a solid line, whereas Standard & Poor's 500 Index is represented by a broken line and Lipper Growth and Income Funds Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Value Equity Fund and Standard & Poor's 500 Index and Lipper Growth and Income Funds Index for the period from September 30, 1993 (start of performance) to August 31, 1996. The `y'' axis reflects the cost of the investment. The `x'' axis reflects computation periods from the ending value of the hypothetical investment in the Value Equity Fund as compared to Standard & Poor's 500 Index and Lipper Growth and Income Funds Index; the ending values are $13,630, $15,326, and $14,292, respectively. Beneath the list of components that correspond to the line graph are the following total return data for the Value Equity
Fund: total return figures for the one-year period, start of performance to date cumulative total return, and start of performance to date average annualized total return are as follows: 8.53%; 36.31%; and 11.19%, respectively.

C. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graphic presentation. The Marshall Stock Fund (`Stock Fund') is represented by a solid line, whereas Standard & Poor's 500 Index is represented by a broken line and Lipper Growth and Income Funds Index is represented by a dotted line. The line graph is a visual representation of a hypothetical investment of $10,000 in the Stock Fund and Standard & Poor's 500 Index and Lipper Growth and Income Funds Index for the period from November 20, 1992 (start of performance) to August 31, 1996. The `y'' axis reflects the cost of the investment. The `x'' axis reflects computation periods from the ending value of the hypothetical investment in the Stock Fund as compared to Standard & Poor's 500 Index and Lipper Growth and Income Funds Index; the ending values are $13,311; $16,693; and $16,267, respectively. Beneath the list of components that correspond to the line graph are the following total return data for the Stock Fund: total return figures for the one-year period, start of performance to date cumulative total return, and start of performance to date average annualized total return are as follows: 11.56%; 33.12%; and 7.86%, respectively.

D. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graphic presentation. The Marshall Mid-Cap Stock Fund (`Mid-Cap Stock Fund'') is represented by a solid line, whereas Standard & Poor's Midcap 400 Stock Price Index is represented by a broken line and Lipper Mid-Cap Funds Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Mid-Cap Stock Fund and Standard & Poor's Midcap 400 Stock Price Index and Lipper Mid-Cap Funds Index for the period from September 30, 1993 (start of performance) to August 31, 1996. The `y'' axis reflects the cost of the investment. The ``x'' axis reflects computation periods from the ending value of the hypothetical investment in the Mid-Cap Stock Fund as compared to Standard & Poor's Midcap 400 Index and Lipper Mid-Cap Funds Index; the ending values are $14,695; $13,964; and $14,342, respectively. Beneath the list of components that correspond to the line graph are the following total return data for the Mid-Cap Stock
Fund: total return figures for the one-year period, start of performance to date cumulative total return, and start of performance to date average annualized total return are as follows: 18.92%; 46.96%; and 14.09%, respectively.

E. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graphic presentation. The Marshall International Stock Fund (`International Stock Fund'') is represented by a solid line, whereas Morgan Stanley Capital International Europe, Australia and Far East Index `EAFE Index'') is represented by a broken line and Lipper International Funds Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the International Stock Fund andn EAFE Index and Lipper International Funds Index for the period from September 1, 1994 (start of performance) to August 31, 1996. The `y'' axis reflects the cost of the investment. The `x'' axis reflects computation periods from the ending value of the hypothetical investment in the International Stock Fund as compared to EAFE Index and Lipper International Funds Index; the ending values are $11,408, $10,841, and $10,813, respectively. Beneath the list of components that correspond to the line graph are the following total return data for the International Stock Fund: total return figures for the one-year period, start of performance to date cumulative total return, and start of performance to date average annualized total return are as follows: 11.71%; 14.06%; and 6.81%, respectively.

F. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graphic presentation. The Marshall Short-Term Income Fund (`Short-Term Income Fund'') is represented by a solid line, whereas Lipper Short-Term Investment Grade Bond Funds Index is represented by a broken line, IBC/Donoghue's Taxable Money Fund Average is represented by a broken dotted line, and Short-Term Fund Benchmark is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Short-Term Income Fund and Lipper Short-Term Investment Grade Bond Funds Index, IBC/Donoghue's Taxable Money Fund Average, and Short-Term Fund Benchmark for the period from November 1, 1992 (start of performance) to August 31, 1996. The `y'' axis reflects the cost of the investment. The `x'' axis reflects computation periods from the ending value of the hypothetical investment in the Short-Term Income Fund as compared to Lipper Short-Term Investment Grade Bond Funds Index, IBC/Donoghue's Taxable Money Fund Average, and Short-Term Fund Benchmark; the ending values are $11,804, $12,037, $11,675, and $11,899, respectively. Beneath the list of components that correspond to the line graph are the following total return data for the Short-Term Income Fund: total return figures for the one-year period, start of performance to date cumulative total return, and start of performance to date average annualized total return are as follows: 4.92%; 18.06%; and 4.43%, respectively.

G. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graphic presentation. The Marshall Intermediate Bond Fund (`Intermediate Bond Fund'') is represented by a solid line, whereas Lehman Brothers Intermediate Government/Corporate Bond Index is represented by a broken line and Lipper Intermediate Investment Grade Bond Funds Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Intermediate Bond Fund and Lehman Brothers Intermediate Government/Corporate Bond Index for the period from November 20, 1992 (start of performance) to August 31, 1996. The `y'' axis reflects the cost of the investment. The `x'' axis reflects computation periods from the ending value of the hypothetical investment in the Intermediate Bond Fund as compared to Lehman Brothers Intermediate Government/Corporate Bond Index and Lipper Intermediate Investment Grade Bond Funds Index; the ending values are $11,894, $12,377, and $12,478, respectively. Beneath the list of components that correspond to the line graph are the following total return figures for the one-year period, start of performance to date cumulative total return, and start of performance to date average annualized total return are as follows: 3.52%; 18.93%; and 4.70%, respectively.

H. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graphic presentation. The Marshall Government Income Fund (`Government Income Fund'') is represented by a solid line, whereas Lehman Brothers Mortgage-Backed Securities Index is represented by a broken line and Lipper U.S. Mortgage Funds Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Government Income Fund and Lehman Brothers Mortgage-Backed Securities Index and Lipper U.S. Mortgage Funds Index for the period from December 13, 1992 (start of performance) to August 31, 1996. The `y'' axis reflects the cost of the investment. The `x'' axis reflects computation periods from the ending value of the hypothetical investment in the Government Income Fund as compared to Lehman Brothers Mortgage-Backed Securities Index and Lipper U.S. Mortgage Funds Index; the ending values are $11,989, $12,528, and $11,916, respectively. Beneath the list of components that correspond to the line graph are the following total return figures for the one-year period, start of performance to date cumulative total return, and start of performance to date average annualized total return are as follows: 4.02%; 19.87%; and 4.99%, respectively.

I. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the graphic presentation. The Marshall Intermediate Tax-Free Fund (`Intermediate Tax-Free Fund'') is represented by a solid line, whereas Lehman Brothers 5-Year General Obligations Bonds Index is represented by a broken line and Lipper Intermediate Municipal Funds Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Intermediate Tax-Free Fund and Lehman Brothers 5-Year General Obligations Bonds Index and Lipper Intermediate Municipal Funds Index for the period from February 2, 1994 (start of performance) to August 31, 1996. The `y'' axis reflects the cost of the investment. The ``x'' axis reflects computation periods from the ending value of the hypothetical investment in the Intermediate Tax-Free Fund as compared to Lehman Brothers 5-Year General Obligations Bonds Index and Lipper Intermediate Municipal Funds Index; the ending values are $10,936, $11,071, and $10,900, respectively. Beneath the list of components that correspond to the line graph are the following total return figures for the one-year period, start of performance to date cumulative total return, and start of performance to date average annualized total return are as follows: 3.57%; 9.36%; and 3.53%, respectively.